U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No. ____ / / Post-Effective Amendment No. ____ (Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (Exact Name of Registrant as Specified in Charter)

(260) 455-2000 (Area Code and Telephone Number)

1300 South Clinton Street, Fort Wayne, IN 46801
Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

Dennis L. Schoff, Esq., 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, IN 46801 Name and Address of Agent for Service: (Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered:
Standard Class and Service Class shares of beneficial interest, no par value, of LVIP Delaware Foundation®
Moderate Allocation Fund, one series of the Registrant. No filing fee is due because Registrant is relying on
Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on April 5, 2009, pursuant to Rule 488 under the Securities Act of 1933, as amended.

--- C O N T E N T S ---

This Registration Statement includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A – Proxy Statement/Prospectus

4.	Part B - Statement of Additional Information

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

Delaware Investments® A member of Lincoln Financial Group®

PROXY MATERIALS

DELAWARE VIP® BALANCED SERIES (a series of Delaware VIP Trust)

Dear Variable Annuity or Variable Life Insurance Contract Holder:

     I am writing to let you know that a meeting of the shareholders of Delaware VIP Balanced Series (the “Balanced Series”) will be held on May 18, 2009. The purpose of the meeting is to vote on an important proposal that affects the Balanced Series and your investment in it. You are entitled to provide us with instructions for voting shares of the Balanced Series that your insurance company holds to fund your variable annuity contract or variable life insurance policy. This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

     Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Balanced Series’ Board of Trustees (the “Trustees”). The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a contract owner. The Trustees believe the proposal is in the best interests of the Balanced Series. They recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card, and follow the recorded or online instructions.

     If you have any questions before you vote, please feel free to call Delaware Investments 800 523-1918. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne

Chairman, President, and Chief Executive Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

     Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the Proxy Statement/Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at 800 523-1918.

What proposal am I being asked to vote on?

     You are being asked to vote to approve an Agreement and Plan of Reorganization between Delaware VIP® Trust, on behalf of the Delaware VIP Balanced Series (the “Balanced Series”), and Lincoln Variable Insurance Products (“LVIP”) Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund (the “Moderate Allocation Fund”) (collectively, the “Funds”).

Proposal: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

What reorganization is the Board proposing?

     Contract owners of the Balanced Series are being asked to consider and approve a reorganization (the “Transaction”) that will have the effect of reorganizing the Balanced Series with and into the Moderate Allocation Fund.

Why has the Board of Trustees proposed this reorganization?

  The Balanced Series and Moderate Allocation Fund have similar investment objectives, and similar overall investment strategies.
  The Moderate Allocation Fund has lower net expenses than the Balanced Series, after giving effect to contractual fee waivers, as detailed in the Prospectus/Proxy Statement.
  The Moderate Allocation Fund offers investors broader diversification across a global opportunity set compared to the Balanced Series.
  The Moderate Allocation Fund is part of a series of target-risk lifecycle funds that are designed to appeal to retirement plan fiduciaries who may select them to be included in certain investment products. These possible distribution opportunities for the Moderate Allocation Fund may have an impact on raising new assets for the Moderate Allocation Fund while the Balanced Series’ assets have diminished significantly. The proposed reorganization could potentially benefit shareholders of the Balanced Series by providing greater distribution opportunities, which may increase fund assets and ultimately could lead to cost savings as a result of economies of scale.

How will the Transaction potentially benefit shareholders?

     The Funds’ Boards of Trustees (each, a “Board” and collectively, the “Boards”) considered a number of factors before approving the Transaction. After considering these factors, the Boards concluded that shareholders will potentially benefit from the Transaction in the following ways:

  The investment strategies and policies of the Balanced Series are similar, but not identical to, the investment strategies and policies of the Moderate Allocation Fund.
  The portfolio of the Balanced Series has historically been managed in a similar manner (and has similar holdings) to a large portion of the portfolio of the Moderate Allocation Fund, which would help to provide for a relatively smooth transition for contract owners of the Balanced Series should the Transaction be approved.
  Shareholders of the Funds potentially could benefit by the growth in assets realized by placing the Balanced Series within a group of funds with more distribution prospects because a larger fund could realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base. The LVIP Delaware Foundation® Funds are designed to appeal to retirement plan fiduciaries who may select them to be included in certain investment products. The potential increased distribution opportunities may benefit shareholders of the Balanced Series through growth in assets. There can be no assurance, however, that such savings will be realized.
  The Transaction will be structured as a tax-free reorganization so that for federal income tax purposes: (i) shareholders of the Balanced Series will not recognize any gain or loss as a result of the exchange of their shares of the Balanced Series for shares of the Moderate Allocation Fund; and (ii) the Moderate Allocation Fund and its shareholders will not recognize any gain or loss upon receipt of the Balanced Series’ assets.
  If, as is anticipated, the Moderate Allocation Fund has no assets at the time of the closing of the Reorganization, the Transaction will not result in any limitation on the use by the Moderate Allocation Fund of the Balanced Series’ capital loss carryforwards. Therefore, shareholders of the Balanced Series, including Moderate Allocation Fund shareholders post- Transaction, may continue to benefit from the Balanced Series’ capital loss carryforwards, which may be used to offset future capital gains. However, any capital losses of the Moderate Allocation Fund, as the successor in interest to the Balanced Series, may subsequently become subject to an annual limitation as a result of sales of Moderate Allocation Fund shares post-transaction.

How will the Transaction work?

     The Moderate Allocation Fund will acquire substantially all of the assets of the Balanced Series in exchange for shares of the Moderate Allocation Fund. The Balanced Series will then distribute the Moderate Allocation Fund shares on a pro rata basis to its contract owners. At the time of the Transaction, any shares your account owns of the Balanced Series will be cancelled and your account will receive new shares in the same class of the Moderate Allocation Fund that will have an aggregate value equal to the value of your account’s shares in the Balanced Series.

More detailed information about the transfer of assets by the Balanced Series and the issuance of shares by the Moderate Allocation Fund can be found in the Proxy Statement/Prospectus.

Will Portfolio Management change?

     Delaware Management Company (“DMC”) is the investment manager for the Balanced Series. Lincoln Investment Advisors Corporation (“LIAC”) is the investment manager of the Moderate Allocation Fund. DMC will enter into a sub-advisory agreement with LIAC so that it could provide day-to-day portfolio management services to the Moderate Allocation Fund.

What is the anticipated timetable for the Transaction?

     The meeting to vote on the Transaction is scheduled for May 18, 2009 (the “Meeting”). It is currently anticipated that the Transaction, if approved by shareholders, will take place in May 2009. Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone, or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person, as provided in the attached Proxy Statement/Prospectus.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Balanced Series’ Board approved the proposal?

     Yes. The Balanced Series’ Board has unanimously approved the proposal and recommends that you vote to approve it.

How many votes am I entitled to cast?

     As a contract owner, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Balanced Series that your account owns on the record date. The record date is March 30, 2009.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.proxyvote.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Delaware Investments at 800 523-1918.

How do I sign the proxy card?

     Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

     All Other Accounts: The person signing must indicate his or her capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, “Ann B. Collins, Trustee.”

How can I find more information on the Proposal?

     You should read the Proxy Statement/Prospectus that provides details regarding the proposal. If you have any questions, please call 800 523-1918.

DELAWARE VIP® BALANCED SERIES (a series of Delaware VIP Trust) 2005 Market Street Philadelphia, Pennsylvania 19103-7094

NOTICE OF MEETING OF SHAREHOLDERS to be held on May 18, 2009

TO THE OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ENTITLED TO GIVE VOTING INSTRUCTIONS WITH REGARD TO THE DELAWARE VIP BALANCED SERIES:

     NOTICE IS HEREBY GIVEN that a meeting (the “Meeting”) of shareholders of Delaware VIP Balanced Series (the “Balanced Series”), a series of Delaware VIP Trust, has been called by the Board of Trustees of Delaware VIP Trust and will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time. The Meeting is being called for the following reasons:

     1. To approve an Agreement and Plan of Reorganization between Delaware VIP Trust, on behalf of the Balanced Series, and Lincoln Variable Insurance Products (“LVIP”) Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund (the “Moderate Allocation Fund”) which provides for: (i) the acquisition of substantially all of the assets of the Balanced Series by the Moderate Allocation Fund, in exchange solely for shares of the Moderate Allocation Fund; (ii) the pro rata distribution of shares of the Moderate Allocation Fund to the shareholders of the Balanced Series; and (iii) the complete liquidation and dissolution of the Balanced Series.

     2. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of the Balanced Series as of the close of business on March 30, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Your variable life insurance or variable annuity contract entitles you to direct your insurance company how to vote. Shares of the Balanced Series are held primarily by separate accounts of insurance companies that support certain variable annuity contracts and variable life insurance policies. (For convenience, contract owners and policy participants are referred to collectively as “contract owners”). Contract owners have the right to instruct the insurance companies how to vote these shares of the Balanced Series. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board,

/s/ Patrick P. Coyne
Patrick P. Coyne

Chairman, President, and Chief Executive Officer

[ ], 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS
TABLE OF CONTENTS
Page

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF
REORGANIZATION	2
SUMMARY	2
What is the purpose of the Proposal?	2
How do the investment objectives, strategies, and policies of the Balanced
Series and the Moderate Allocation Fund compare?	3
What are the principal risks associated with investments in the Funds?	4
What are the general tax consequences of the Transaction?	4
Who manages the Funds?	5
What are the fees and expenses of each Fund and what might they be after
the Transaction?	9
How do the performance records of the Funds compare?	12
Where can I find more financial information about the Funds?	12
What are other key features of the Funds?	12
REASONS FOR THE TRANSACTION	14
INFORMATION ABOUT THE TRANSACTION AND THE PLAN	19
How will the Transaction be carried out?	19
Who will pay the expenses of the Transaction?	19
What are the tax consequences of the Transaction?	20
What should I know about shares of the Moderate Allocation Fund?	20
What are the capitalizations of the Funds and what might the capitalization
be after the Transaction?	21
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES,
AND RISKS	22
Are there any significant differences between the investment objectives of the
Balanced Series and the Moderate Allocation Fund?	22

Are there any significant differences between the investment strategies and
policies of the Balanced Series and the Moderate Allocation Fund?	22
How do the fundamental investment restrictions of the Funds differ?	26
What are the risk factors associated with investments in the Funds?	26
What vote is necessary to approve the Plan?	29
MORE INFORMATION ABOUT THE FUNDS	29
VOTING INFORMATION	31
PRINCIPAL HOLDERS OF SHARES	34

EXHIBITS
Exhibit A - Form of Agreement and Plan of Reorganization
Exhibit B - Principal Holders of Shares as of March 30, 2009

PROXY STATEMENT/PROSPECTUS

Dated April [5], 2009

Acquisition of Substantially All of the Assets of:

DELAWARE VIP® BALANCED SERIES
(a series of Delaware VIP Trust)

By and in exchange for shares of

LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND
(a series of Lincoln Variable Insurance Products Trust)

     This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a meeting (the “Meeting”) of the shareholders of Delaware VIP Balanced Series (the “Balanced Series”), a series of Delaware VIP Trust. The Meeting was called by the Board of Trustees of Delaware VIP Trust (the “Board”) to vote on the approval of the Plan (as more fully described below).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time. The Board, on behalf of the Balanced Series, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to contract owners on or about [ ], 2009.

     The principal offices of Lincoln Variable Insurance Products Trust are located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. You can reach the Lincoln Variable Insurance Products Trust by telephone by calling (800) 4LINCOLN (454-6265). The principal offices of Delaware VIP Trust are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the Delaware VIP Trust by telephone by calling (800) 523-1918.

     Shares of the Balanced Series are held primarily by separate accounts of insurance companies that support certain variable annuity contracts and variable life insurance policies. (For convenience, contract owners and policy participants are referred to collectively as “contract owners”). Contract owners have the right to instruct the insurance companies how to vote these shares of the Balanced Series.

     This Proxy Statement/Prospectus gives you information about an investment in the LVIP Delaware Foundation® Moderate Allocation Fund (the “Moderate Allocation Fund”) and about other matters that you should know before voting and investing. You should retain it for future reference. A Statement of Additional Information dated April [5], 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus, which includes more information about the Moderate Allocation Fund and the Balanced Series (each, a “Fund” and collectively, the “Funds”) and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

     The Prospectus of the LVIP Moderate Allocation Fund dated March [_], 2009 (the “Moderate Allocation Fund Prospectus”) is included with and is considered a part of this Proxy

Statement/Prospectus, and is intended to provide you with information about the Moderate Allocation Fund. Because it is a new fund, the Moderate Allocation Fund has not yet issued an annual or semi-annual report to shareholders.

     You can request a free copy of the Statement of Additional Information by calling (800) 4LINCOLN (454-6265), or by writing to the Lincoln Variable Insurance Products Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the Balanced Series are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Balanced Series with and into the Moderate Allocation Fund as summarized below. As a contract owner, you are entitled to instruct your insurance company on how to vote the shares of the Balanced Series attributable to you under your contract or policy.

     The Plan provides for: (i) the acquisition by the Moderate Allocation Fund of substantially all of the property, assets, goodwill, and stated liabilities of the Balanced Series in exchange for shares of the Moderate Allocation Fund; (ii) the pro rata distribution of shares of the Moderate Allocation Fund to contract owners of the Balanced Series; and (iii) the liquidation and dissolution of the Balanced Series. If the shareholders of the Balanced Series vote to approve the Plan, as a contract owner of the Balanced Series, your account will receive Moderate Allocation Fund shares equal in total value to, and of the same class as, your investment in the Balanced Series. The Balanced Series will then be liquidated.

SUMMARY

     This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A) and the Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus.

What is the purpose of the Proposal?

     The Board approved the Plan for the Balanced Series and recommends that shareholders of the Balanced Series approve the Plan. If shareholders of the Balanced Series approve the Plan, substantially all of the Balanced Series’ assets will be transferred to the Moderate Allocation Fund in exchange for the Moderate Allocation Fund’s shares equal in value to the assets of the Balanced Series that are transferred to the Moderate Allocation Fund. The

Moderate Allocation Fund shares will then be distributed pro rata to the Balanced Series’ shareholders and the Balanced Series will be liquidated and dissolved. This proposed transaction is referred to in this Proxy Statement/Prospectus as the “Transaction.”

     The Transaction, if approved, will result in your account’s shares of the Balanced Series being exchanged for a number of Moderate Allocation Fund shares of the same class equal in total value to your account’s shares of the Balanced Series. This means that your insurance company separate account will cease to be a shareholder of the Balanced Series and will become a shareholder of the Moderate Allocation Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereinafter, the “Closing Date”), which is currently expected to be in May, 2009.

     The Moderate Allocation Fund was formed as one of three new asset allocation funds, collectively referred to as the “LVIP Delaware Foundation® Funds,” that are structured as competitively-priced lifecycle funds. The LVIP Delaware Foundation Funds are designed to qualify as retirement plan alternatives. The increased distribution opportunities may benefit shareholders of the Balanced Series through growth in assets, as discussed herein.

     For the reasons set forth below under “Reasons for the Transaction,” the Boards of each Trust (each, a “Board” and collectively, the “Boards”) have concluded that the Transaction is in the best interests of the Funds. The Boards have also concluded that no dilution in value would result to the contract owners of the Funds as a result of the Transaction.

How do the investment objectives, strategies, and policies of the Balanced Series and the Moderate Allocation Fund compare?

     The investment objective of the Balanced Series is similar, but not identical, to the investment objective of the Moderate Allocation Fund. The Balanced Series seeks a balance of capital appreciation, income and preservation of capital, whereas the Moderate Allocation Fund seeks capital appreciation with current income as a secondary objective. Both Funds invest in a mix of equity securities and fixed income securities, seeking to provide both appreciation and income. Each Fund’s investment objective is non-fundamental, which means that it may be changed without prior contract owner approval.

     The overall investment strategies and policies of the Balanced Series are similar, but not identical, to the investment strategies and policies of the Moderate Allocation Fund. The Balanced Series will, under normal circumstances, generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities. The Balanced Series invests in common stocks of established companies that Delaware Management Company (“DMC”) believes have the potential for long-term capital appreciation. In addition, the Balanced Series invests in various types of fixed income securities, including U.S. government securities and corporate bonds.

     The Moderate Allocation Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles managed by DMC. The Moderate Allocation Fund uses an active allocation approach when selecting investments for the Moderate Allocation Fund. In striving to meet its objectives, the

Moderate Allocation Fund will typically target about 60% of its net assets in equity securities and about 40% of its net assets in fixed income securities.

     The most significant difference between the Funds’ investment policies is how each Fund executes its investment objectives and overall investment strategies. For the Balanced Series, equity assets are managed by DMC’s Value Equity portfolio management team, which utilizes a value-oriented investment philosophy to invest in securities of large-capitalization companies that they believe have long-term capital appreciation potential. The remainder of the Balanced Series’ assets will generally be invested in various types of fixed income securities, including U.S. government and government agency securities, corporate bonds, and high yield securities.

     In contrast, the Moderate Allocation Fund currently invests approximately 50% of its assets pursuant to the investment styles described above for the Balanced Series. In addition, the Moderate Allocation Fund is permitted to invest pursuant to the following investment styles: U.S. Large Cap Core Equity, U.S. Large Cap Growth Equity, U.S. Small Cap Core Equity, International Value Equity, International Growth Equity, Global Real Estate Equity, and Emerging Markets Equity. In addition, within its fixed income holdings, the Moderate Allocation Fund is permitted to invest in a larger proportion of non-U.S. fixed income securities.

     For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the principal risks associated with investments in the Funds?

     As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. Investments in the Funds involve principal risks such as market risk, industry and sector risk, foreign risk, credit risk, and interest risk. For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the general tax consequences of the Transaction?

     It is expected that shareholders of the Balanced Series will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Balanced Series for shares of the Moderate Allocation Fund pursuant to the Transaction. In addition, contract holders that have selected either Fund as an investment option are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Affected contract owners and shareholders should, however, consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances. Contract holders should also consult their tax adviser about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only. For further information about the federal income tax consequences of the Transaction, see “Information About the Transaction - What are the tax consequences of the Transaction?”

Who manages the Funds?

     The management of the business and affairs of each Fund is the responsibility of the Board of the applicable Trust. Each Board and each Fund’s senior management select officers to be responsible for the day-to-day operations of the Fund.

     DMC manages the assets of the Balanced Series and makes investment decisions for the Moderate Allocation Fund. DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC and its predecessors have been managing the assets of the Delaware Companies since 1938.

     Lincoln Investment Advisors Corporation (“LIAC”) serves as the investment adviser for the Moderate Allocation Fund. Pursuant to an Investment Management Agreement dated April 30, 2007, LIAC is primarily responsible for the Moderate Allocation Fund’s portfolio investments and reports to the Board of Trustees of Lincoln Variable Insurance Products Trust. With limited exceptions, the Moderate Allocation Fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the Moderate Allocation Fund’s books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and legal services provided by LIAC or an affiliate of LIAC.

     DMC makes the day-to-day investment decisions for the Moderate Allocation Fund, pursuant to a sub-advisory agreement with LIAC. DMC makes investment decisions for the Moderate Allocation Fund in accordance with the Moderate Allocation Fund’s investment objectives and places orders on behalf of the Moderate Allocation Fund to effect those decisions. Thus, while the investment adviser for the Moderate Allocation Fund is different from the investment adviser for the Balanced Series, the same entity makes the day-to-day investment decisions both Funds.

     As of December 31, 2008, DMC and its affiliates within Delaware Investments managed, in the aggregate, more than $115 billion in assets in various institutional or separately managed investment company and insurance accounts. As of December 31, 2008, LIAC provided oversight, in the aggregate, more than $10.5 billion in assets in various separately managed investment company accounts. LIAC and DMC are each an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation.

     A discussion of the basis for the approval by Lincoln Variable Insurance Products Trust’s Board of Trustees of the Moderate Allocation Fund’s investment advisory contract will be available in the Moderate Allocation Fund’s semi-annual report to shareholders for the period ended June 30, 2009. A discussion of the basis for the approval by Delaware VIP® Trust’s Board of Trustees of the Balanced Series’ investment advisory contract is available in the Balanced Series’ semi- annual report to shareholders for the period ended June 30, 2008.

     Portfolio Managers of the Moderate Allocation Fund. The Portfolio managers of the Moderate Allocation Fund are employed by DMC, the Fund’s sub-adviser. Michael J. Hogan has primary responsibility for making day-to-day investment decisions for the Moderate

Allocation Fund. When making investment decisions for the Moderate Allocation Fund, Mr. Hogan regularly consults with Paul Grillo, Sharon Hill, Francis X. Morris, and Babak Zenouzi.

     Michael J. Hogan, CFA, Executive Vice President, Chief Investment Officer, Head of Equity Investments. Michael J. Hogan joined Delaware Investments in April 2007 to lead equity investments, which comprises ten in-house investment teams. Prior to joining DMC, he spent 11 years at SEI, most recently as the managing director and global head of equity for the past three years. SEI's Global Equity team comprised more than 20 investment professionals across four countries and was responsible for a wide range of equity mandates. Hogan also led SEI's U.S. Equity team, was the director for the Non-U.S. Equity team, and was a portfolio strategist on the Global Asset Allocation team. He worked at PNC Asset Management for seven years as a senior economist and then as a portfolio strategist. Hogan started his career at Wharton Econometric Forecasting Associates. He graduated from the University of Delaware with a bachelor's degree and a master's degree in economics, and he is a member of the CFA Institute and the CFA Institute and the CFA Society of Philadelphia.

     Paul Grillo, CFA, Senior Vice President, Senior Portfolio Manager. Paul Grillo is a member of DMC’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

     Sharon Hill, Ph.D., Senior Vice President, Head of Equity Quantitative Research and Analytics. Sharon Hill, Ph.D., is head of equity quantitative research and analytics. Her group builds stock selection models and optimization tools, and conducts quantitative research for domestic, international, and global equity mandates. She is responsible for managing an institutional global equity portfolio, and serves on the committee that determines strategic and tactical weights for the firm’s multi-asset-class target risk funds. She began her career at Delaware Investments as a senior programmer/analyst of investment systems within the IT department, and then moved to the equity group as a quantitative analyst before assuming her current position. Prior to joining DMC in 2000, she worked as a university professor, and as a fixed income financial software developer for Bloomberg. Dr. Hill holds a bachelor's degree, with honors, in mathematics from the City University of New York at Brooklyn College as well as a master's degree and Ph.D. in mathematics from the University of Connecticut. Dr. Hill’s academic publications include work on water waves and complex spring systems.

     Francis X. Morris, Senior Vice President, Chief Investment Officer - Core Equity. Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining DMC, Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor's degree from Providence College and holds an MBA from Widener University. Mr. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

     Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager. Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with DMC. He also focuses on opportunities in Japan, Singapore, and Malaysia for DMC’s global REIT product. Additionally, he serves as lead portfolio manager for DMC’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with DMC, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

     The Statement of Additional Information for the Moderate Allocation Fund dated [March 7], 2009 related to the Moderate Allocation Fund Prospectus (the “Moderate Allocation Fund SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Moderate Allocation Fund. For information on how to obtain a copy of the Moderate Allocation Fund SAI, please see the section entitled “More Information about the Funds.”

     Portfolio Managers of the Balanced Series. D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, Nashira S. Wynn, and Kristen E. Bartholdson have primary responsibility for making the day-to-day investment decisions for the equity portion of the Balanced Series. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Balanced Series in February 2005, Mr. Lalvani and Ms. Wynn assumed responsibility for the Balanced Series in October 2006, and Ms. Bartholdson assumed responsibility for the Balanced Series in December 2008. Paul Grillo, Roger A. Early, Thomas H. Chow, and Kevin P. Loome have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Balanced Series. Mr. Grillo has been managing the fixed income portion of the Balanced Series since April 2000. Messrs. Early and Chow assumed responsibility for the Balanced Series in May 2007. Mr. Loome assumed responsibility for the Balanced Series in August 2007.

     D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader –Large-Cap Value Focus Equity. D. Tysen Nutt, Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for DMC’s Large-Cap Value Focus strategy. Before joining DMC, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

     Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager. Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for DMC’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Mr. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

     Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager. Robert A. Vogel, Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for DMC’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

     Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager. Nikhil G. Lalvani is a portfolio manager with DMC’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining DMC in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor’s degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

     Nashira S. Wynn, Vice President, Portfolio Manager. Nashira S. Wynn is a portfolio manager with DMC’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

     Kristen E. Bartholdson, Vice President, Portfolio Manager. Ms. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked as at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

     Biographical information for Paul Grillo is included above in the discussion of his role in managing the Moderate Allocation Fund.

     Roger A. Early, CPA, CFA, CFP, Senior Vice President, Senior Portfolio Manager. Roger A. Early is a member of DMC’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at DMC, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh and he is a member of the CFA Society of Philadelphia.

     Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager. Thomas H. Chow is a member of DMC’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

     Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments. Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving DMC as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

     The Statement of Additional Information for the Balanced Series dated April 29, 2008, as amended and supplemented to date (the “Balanced Series SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Balanced Series. For information on how to obtain a copy of the Balanced Series SAI, please see the section entitled “More Information about the Funds.”

What are the fees and expenses of each Fund and what might they be after the Transaction?

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical. The expenses shown for the Balanced Series are based on expenses incurred during the Balanced Series’ fiscal year ended December 31, 2008. The expenses for the Moderate Allocation Fund are estimates based on Moderate Allocation Fund’s fees and projected expenses. The expenses for Moderate Allocation Fund (Pro Forma) are estimated based on what the expenses of the Moderate

Allocation Fund might have been for the year ended December 31, 2008, if the Transaction had occurred as of the beginning of that year.

     The fees described in the following table relate only to the fees and expenses of the Funds and do not include any fees or expenses charged under a variable contract. Variable contracts may impose sales charges and other ongoing fees and expenses on variable contract holders, which are described in your variable contract’s prospectus.

FEE TABLES FOR
THE BALANCED SERIES AND THE MODERATE ALLOCATION FUND

Standard Class Shares

	Balanced Series	Moderate	Moderate
	(actual)	Allocation Fund	Allocation Fund
		(estimated)	(pro forma after
			Transaction)[1]
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%	0.75%[5]	0.75%[5]
Distribution and Service (12b-1) Fees	none	none	none
Total Other Expenses	0.34%	0.41%[2]	0.41%[2]
Acquired Fund Fees and	none	0.03%	0.03%
Expenses
Total Annual Fund Operating Expenses	0.99%	1.19%	1.19%
Fee Waiver/Expense Reimbursement	none	(0.43)%[3,5]	(0.43)%[3,5]
Net Expenses	0.99%	0.76%	0.76%

Service Class Shares

	Balanced Series	Moderate	Moderate
	(actual)	Allocation Fund	Allocation Fund
		(estimated)	(pro forma after
			Transaction)[1]
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%	0.75%[5]	0.75%[5]
Distribution and Service (12b-1) Fees	0.30%[4]	0.25%	0.25%
Total Other Expenses	0.34%	0.41%[2]	0.41%[2]
Acquired Fund Fees and	none	0.03%	0.03%
Expenses
Total Annual Fund Operating Expenses	1.29%	1.44%	1.44%
Fee Waiver/Expense Reimbursement	(0.05)%	(0.43)%[3,5]	(0.43)%[3,5]
Net Expenses	1.24%	1.01%	1.01%

1.	Pro forma numbers estimate the expenses of Moderate Allocation Fund after the Transaction based on the estimated expenses of Moderate Allocation Fund before the Transaction, and giving effect to the acquisition by Moderate Allocation Fund of Balanced Series’ assets.

2.	As a new fund, the Moderate Allocation Fund has no prior history of investment operations, so its “Other Expenses” are estimates for its first fiscal year ended December 31, 2008.

3.	LIAC has contractually agreed to reimburse each class to the extent that the Fund’s total annual fund operating expenses, excluding any underlying fund fees and expenses, taxes, interest, brokerage fees, 12b-1 fees, and non-routine expenses, exceed 0.73% of average daily net assets. This contract will continue at least through April 30, 2010 and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

4.	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Balanced Series’ distributor, Delaware Distributors, L.P. (”DDLP”), has contracted to limit 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2008 through April 30, 2009.

5.	LIA has contractually agreed to waive a portion of its advisory fee for the fund equal to 0.10% of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the funds.

The following examples help you compare the cost of investing in the Funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The examples also assume that the Funds provide a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

Examples

Standard Class	1 Year	3 Years	5 Years	10 Years
Balanced Series	$101	$315	$547	$1,213
Moderate Allocation Portfolio	$78	$335	$613	$1,405
Pro forma Moderate Allocation	$78	$335	$613	$1,405
Portfolio (after the Transaction)

Standard Class	1 Year	3 Years	5 Years	10 Years
Balanced Series	$126	$404	$703	$1,552
Moderate Allocation Portfolio	$103	$413	$746	$1,687
Pro forma Moderate Allocation	$103	$413	$746	$1,687
Portfolio (after the Transaction)

     The numbers above are only examples. They do not represent past or future expenses or returns. Each of the Funds pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses that are allocated among the various series of the applicable Trust because they are not attributable to any particular series.

How do the performance records of the Funds compare?

     The Moderate Allocation Fund is a new fund and has no performance history. As described under the section “Reasons for the Transaction,” the Boards considered a number of factors when reviewing the Plan and considering the proposed Transaction, including the performance record of the Balanced Series versus an analysis of how the strategy to be used for the Acquiring Fund would have performed. For more information on the performance of the Balanced Series, see the Balanced Series’ prospectus under the section entitled “How has the Series performed?”

Where can I find more financial information about the Funds?

     The Balanced Series’ annual report contains a discussion of the Balanced Series’ performance during the Balanced Series’ last fiscal year and shows per share information for the Balanced Series’ past five fiscal years. The Balanced Series’ annual report is incorporated by reference into the Statement of Additional Information and is available upon request. (See “More Information about the Funds” below.) The Moderate Allocation Fund is a new fund and thus has not yet issued an annual report or semi-annual report. The Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus, contains further financial information about the Moderate Allocation Fund.

What are other key features of the Funds?

     Investment Management Fees. DMC is the investment manager of the Balanced Series pursuant to an investment management agreement that provides for reductions in the fee rate for the Balanced Series as the assets of the Balanced Series increase. The Balanced Series’ fee schedule is as follows:

Investment Management Fee 0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion

     For more information concerning the fees that were paid to DMC as the investment adviser of the Balanced Series, see the Balanced Series prospectus under the section entitled “Investment Manager and Other Service Providers - Investment Manager.”

     LIAC is the investment manager of the Moderate Allocation Fund pursuant to an investment advisory contract that provides for an annual fee of 0.75% of the Moderate Allocation Fund’s average net assets. Because the Moderate Allocation Fund is a new fund that was organized for purposes of the Transaction, the Moderate Allocation Fund has not yet paid any management fees to LIAC. To help limit the Moderate Allocation Fund’s expenses, LIAC has contractually agreed to waive a portion of its advisory fee for the Moderate Allocation Fund equal to 0.10% of the Fund’s average daily net assets. This waiver will continue through at least April 30, 2010, and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Moderate Allocation Fund. There can be no assurance that the above fee waiver will continue beyond April 30, 2010.

     Distribution Services. Pursuant to underwriting agreements relating to the Balanced Series, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Balanced Series. DDLP pays the expenses of the promotion and distribution of the Balanced Series’ shares, except for payments by the Balanced Series’ Service Class shares under its 12b-1 Plan. DDLP is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. and is an affiliate of DMC.

     Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for Lincoln Variable Insurance Products Trust pursuant to a Principal Underwriting Agreement dated June 1, 2007. Under the agreement, LFD serves as principal underwriter and distributor of the Moderate Allocation Fund. LFD is an affiliate of DDLP and DMC.

     Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or “Rule 12b-1 Plan” for each Fund’s Service Class shares (each a “Rule 12b-1 Plan”).

     Each Fund’s Rule 12b-1 Plan permits it to pay out of the assets of Service Class shares monthly fees to that Fund’s distributor for services and expenses in distributing and promoting shares of such classes. In addition, each Fund’s Rule 12b-1 Plan permits each Fund to make payments out of the assets of the Service Class shares to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Class.

     The variable contract salesperson who sells your variable contract may be eligible to receive payments as compensation for an investment in a Fund. Each Fund’s distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of a Fund) to certain affiliated or unaffiliated financial intermediaries, such as participating insurance companies, brokers, or dealers in connection with the sale or retention of Fund shares or insurance products that contain a Fund and/or the servicing of current and prospective contract owners. The level of payments made to a financial intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, a Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to financial intermediaries.

     Shares of the Moderate Allocation Fund will be sold primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies.

     The maximum aggregate annual fee payable under the Balanced Series’ Rule 12b-1 Plan is, on an annual basis, up to 0.30% of the average daily net assets of Service Class Shares. This amount is currently contractually limited by DDLP to 0.25% from May 1, 2009 through April 30, 2010. The Board may reduce these amounts at any time.

     The maximum aggregate annual fee payable under the Moderate Allocation Fund’s Rule 12b-1 Plan is, on an annual basis, up to 0.25% of the average daily net assets of Service Class shares.

     For more information, please see the Balanced Series SAI and the Moderate Allocation Fund SAI.

     Purchase, Exchange, and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund’s shares are similar. You may refer to the Moderate Allocation Fund Prospectus under the section entitled “Purchase and Redemption of Fund Shares” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges, and redemptions of the Moderate Allocation Fund’s shares. Your variable contract may contain different provisions with respect to the timing and method of purchases, exchanges, and redemptions, and any related charges.

     Dividends, Distributions, and Taxes. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. Each Fund will also distribute net realized capital gains, if any, at least annually. For more information about dividends, distributions and the tax implications of investing in the Moderate Allocation Fund, please see the Moderate Allocation Fund Prospectus under the section entitled “Distributions and Federal Income Tax Considerations.”

REASONS FOR THE TRANSACTION

     Based on the considerations described below, the Board of Delaware VIP® Trust, including the trustees who are independent trustees as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Independent Trustee” and, collectively, the “Independent Trustees”), on behalf of the Balanced Series, has determined that the Transaction would be in the best interests of the Balanced Series and that the interests of the Balanced Series’ existing shareholders would not be diluted as a result of the Transaction. At a meeting of the Board of the Delaware VIP Trust held on February 24-26, 2009, DMC presented the Plan and provided data and analysis regarding the Transaction. The Board considered a number of factors, including the following:

  The compatibility of the Balanced Series’ investment objective, policies, and restrictions with the investment objective, policies, and restrictions of the Moderate Allocation Fund;
  The relative investment performance of the Balanced Series versus information regarding the results of historical back-testing of the strategy used to manage the Moderate Allocation Fund;

  The past and current growth in assets of the Balanced Series and the anticipated future inability of the Balanced Series to achieve satisfactory asset growth, versus the anticipated ability of the Moderate Allocation Fund’s ability to achieve asset growth;
  The relative net expense ratios of the Funds, including the impact of expense caps and fee waivers;
  The proposal of LIAC to contractually waive a portion of its investment advisory fee and/or to reimburse expenses to the extent necessary to limit total annual operating expenses of the Moderate Allocation Fund;
  The anticipated federal income tax consequences of the Transaction with respect to each Fund and their shareholders;
  DMC’s offer to bear all of the costs of the Transaction; and
  The potential benefits of the proposed Transaction for the shareholders of the Balanced Series.

     The Board noted that the investment objective for the Balanced Series is similar to the investment objective of the Moderate Allocation Fund. The Board considered that the portfolio of the Balanced Series has historically been managed in a similar manner (and has had similar holdings) to a large portion of the anticipated portfolio of the Moderate Allocation Fund, and considered that this might provide for a relatively smooth transition for of the Balanced Series should the Transaction be approved. The materials provided to the Board also explained that the investment strategies and policies of the Balanced Series are similar, but not identical to, the investment strategies and policies of the Moderate Allocation Fund. Notably, the Board materials stated that the Moderate Allocation Fund offers investors broader diversification across a global opportunity set compared to the Balanced Series. A comparison of the investment objectives of strategies of the Funds is detailed further below under “Comparison of Investment Objectives, Strategies, Policies, and Risks.”

     The Board also considered actual and projected sales and redemption data and projections of relative asset growth for each Fund. The information provided to the Board indicated that the Balanced Series has no prospect of garnering additional assets, while the Moderate Allocation Fund has the prospect of being more aggressively marketed and therefore gaining assets.

     In deciding whether to recommend approval of the Transaction, the Board also considered the fees and expense ratios of the Moderate Allocation Fund and the Balanced Series and the impact of contractual fee waivers on such expense ratios. The Board considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base, although there can be no assurance that assets will increase or that operational savings will be realized. At the meeting of the Board, DMC informed the Board that, giving effect to contractual fee waivers and expense limitations, the net expenses for the Moderate Allocation Fund will be less than the net expenses of the Balanced Series for all classes of shares. DMC notified the Board that LIAC has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses of the Moderate Allocation Fund in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, underlying fund expenses, taxes, interest, brokerage fees, and non-routine expenses) from exceeding 0.73% of the Moderate Allocation Fund’s average daily net assets, and that this waiver will continue at least through April 30, 2010 and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Moderate Allocation Fund. In addition, the Board noted that the 12b-1 fees for the Moderate Allocation Fund’s Service Class shares is no more than 0.25% . As a result of these waivers, reimbursements and/or limitations, the Board noted that the pro forma net expenses of the Moderate Allocation Fund after the Transaction will be less than the net expenses of the Balanced Series for all share classes.

     DMC informed the Board that the Transaction will be structured as a tax-free reorganization. DMC also informed the Board that DMC would bear all of the costs of the Transaction, including the costs associated with the solicitation of proxies. The Board then decided to recommend that shareholders of the Balanced Series vote to approve the Transaction. The Trustees making the foregoing determinations included all of the Independent Trustees.

     The Board of Lincoln Variable Insurance Products Trust also approved the Plan, concluding that the Transaction is in the best interests of the Moderate Allocation Fund and that no dilution of value would result to the shareholders of the Moderate Allocation Fund from the Transaction.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     If the shareholders of the Balanced Series do not approve the Transaction, the Board may consider other possible courses of action for the Balanced Series, including liquidation and dissolution.

     On December 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the “LVIP Board”), met to consider the organization and offering of the Moderate Allocation Fund, including the appointment of LIAC as investment adviser and DMC as sub-adviser to the Moderate Allocation Fund. The LVIP Board considered the organization and offering of the Moderate Allocation Fund in the context of the organization and offering of two other funds to be offered together wit11 the Moderate Allocation Fund as a "suite" of investment options for qualified plans, the LVIP Delaware Foundation® Conservative Allocation Fund and the LVIP Delaware Foundation® Aggressive Allocation Fund.

     Also on December 9, 2008, the LVIP Board considered the Transaction. Management of the Lincoln Variable Insurance Products Trust (“Fund Management”) provided information regarding the reasons for the proposals and information regarding the Transaction.

     The Independent Trustees reported that they had met in executive session with their independent legal counsel and reviewed materials provided by Fund Management, LIAC and DMC. In addition, the Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment advisory and sub-advisory agreements and the factors that they should consider in approving such agreements.

     With respect to the Transaction, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve a merger of affiliated funds. The Independent Trustees noted the representation by Fund Management that there would be no dilutive effect upon the shareholders of the Funds. In considering approval of the agreements and the Transaction, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees.

     Advisory Agreement with LIAC - In considering the approval of the investment advisory agreement with LIAC for the Moderate Allocation Fund, the LVIP Board considered the nature, extent and quality of services proposed to be provided to the Moderate Allocation Fund by LIAC, including LIAC personnel, resources, compliance efforts and oversight of DMC and that LIAC serves as investment adviser for the currently existing funds of the Lincoln Variable Insurance Products Trust. The LVIP Board reviewed the services to be provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC would delegate day-to-day portfolio management responsibility for the Moderate Allocation Fund to DMC. The LVIP Board also considered that Lincoln Life would provide administrative services for the Moderate Allocation Fund as it does for the existing funds of the Lincoln Variable Insurance Products Trust and that certain Lincoln Life personnel would also be providing services to the Moderate Allocation Fund on behalf of LIAC. Based on this information, the LVIP Board concluded that the services to be provided by LIAC were expected to be acceptable.

     The LVIP Board reviewed the proposed management fee and estimated expense ratios for the Moderate Allocation Fund, and noted Fund Management’s agreement to waive a portion of the Moderate Allocation Fund’s management fee (“net management fee”) and to impose expense limitations for a period of time for the Moderate Allocation Fund. The LVIP Board also compared the net management fees to the management fees in a Morningstar Peer Group selected by Fund Management and noted that although the proposed net management fee for the Moderate Allocation Fund was higher than the mean of the Morningstar Peer Group, the total expense ratio for the Moderate Allocation Fund was lower than the mean of the Morningstar Peer Group. The LVIP Board concluded that the management fee, together with the management fee waiver and the expense limitation, was reasonable.

     The LVIP Board also reviewed the pro forma profitability analysis concerning LIAC with respect to the Moderate Allocation Fund and concluded that the estimated profitability of LIAC in connection with the management of the Moderate Allocation Fund was not unreasonable.

     The LVIP Board considered the extent to which economies of scale would be realized as the Moderate Allocation Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. However, because the Moderate Allocation Fund is newly organized, the LVIP Board determined to review economies of scale in the future after the Moderate Allocation Fund has commenced operations.

     The LVIP Board considered any additional benefits LIAC may receive due to its association with the Moderate Allocation Fund, and noted that affiliates of LIAC provide various services to other Lincoln Variable Insurance Products Trust funds and are proposed to provide similar services to the LVIP Delaware Foundation® Funds. The LVIP Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Lincoln Variable Insurance Products Trust funds by Lincoln Life holding fund shares on behalf of contract holders.

     Sub-Advisory Agreement with DMC - In considering the approval of the proposed sub-advisory agreement between LIAC and DMC on behalf of the Moderate Allocation Fund, the LVIP Board considered the nature, extent and quality of services to be provided by DMC under the sub-advisory agreement. The LVIP Board were informed that the proposed sub-advisory agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other funds of the Lincoln Variable Insurance Products Trust for which DMC serves as sub-adviser. The LVIP Board considered the services provided to existing funds in the Lincoln Variable Insurance Products Trust currently sub-advised by DMC. The LVIP Board reviewed the services to be provided by DMC, the background of the investment professionals proposed to service the Moderate Allocation Fund and the resources and investment process of DMC. The LVIP Board also considered DMC’s in-person presentation at the Board meeting concerning the construction of the active asset allocation strategies to be used for the Moderate Allocation Fund and information concerning the different investment sleeves used in the investment strategy. The LVIP Board concluded that the services to be provided by DMC were expected to be acceptable.

     The Independent Trustees considered the sub-advisory fee to be paid to DMC and considered that the rate of the proposed sub-advisory fee was negotiated between LIAC and DMC and that LIAC would compensate DMC from its fee and concluded the proposed sub-advisory fees were reasonable. The Independent Trustees considered that DMC has the ability to obtain research with soft dollars that may or may not be used for the Moderate Allocation Fund and may be used for the benefit of other clients of DMC.

     Approval of the Transaction - The Independent Trustees reported their findings to the Board of Trustees, and the one Trustee who is an “interested person” (as such term is defined in the 1940 Act) adopted the considerations and conclusions of the Independent Trustees. In considering the Transaction, based on information provided to them by Fund Management, the LVIP Board considered a number of factors, including:

  that the Balanced Series could provide seed capital for the Moderate Allocation Fund;
  that the Moderate Allocation Fund would be structured as to appeal to retirement plan fiduciaries as an investment choice to be included in certain qualified plans;
  Fund Management’s belief that as the total expense ratios with the management fee waiver and expense limitation would be lower than the mean of the Morningstar peer groups, the Moderate Allocation Fund should be a competitive choice for certain qualified plans;
  that the sleeve structure of the active asset allocation strategy would be less expensive to shareholders than a fund of funds structure;
  that the Transaction will be structured as a tax free transaction for federal income tax purposes; and

  that DMC has agreed to bear the costs of the Transaction, including the preparation of the prospectus/proxy statements, printing and distributing the Balanced Series’ proxy materials, legal fees, auditor fees, expenses of holding shareholder meetings and the brokerage costs associated with repositioning the Funds’ portfolios.

     Based upon all of the foregoing, the LVIP Board determined on December 9,2008 that: (1) participation in the Transaction is in the best interests of the Moderate Allocation Fund and the interests of the shareholders of the Moderate Allocation Fund will not be diluted as a result of the Transaction. On that same date, the LVIP Board approved the Transaction with respect to the Moderate Allocation Fund.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

     This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

     If the shareholders of the Balanced Series approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions.

     If the shareholders of the Balanced Series approve the Plan, the Balanced Series will deliver to the Moderate Allocation Fund substantially all of its property, assets, goodwill, and stated liabilities on the Closing Date. In exchange the Balanced Series will receive Moderate Allocation Fund shares to be distributed pro rata to the Balanced Series’ shareholders. The value of the assets delivered to the Moderate Allocation Fund will be computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business.

     If the Transaction is approved, the stock transfer books of the Balanced Series will be permanently closed as of the last close of business of the NYSE before the Closing Date. The Balanced Series will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Moderate Allocation Fund.

     To the extent permitted by law, the Plan may be amended at the direction of the Boards, without contract owner approval. Either Fund’s Board may also agree to terminate and abandon the Transaction at any time before or after the approval of contract owners of the Balanced Series or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

     DMC will bear all of the expenses resulting from the Transaction, including solicitation of proxies; none of such expenses will be shared by either the Balanced Series or the Moderate Allocation Fund. Solicitation of proxies is projected to cost $4,285.34.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions made and representations to be made on behalf of the Balanced Series and the Moderate Allocation Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes: (i) shareholders of the Balanced Series will not recognize any gain or loss as a result of the exchange of their shares of the Balanced Series for shares of the Moderate Allocation Fund; (ii) the Moderate Allocation Fund and its shareholders will not recognize any gain or loss upon receipt of the Balanced Series’ assets; and (iii) the holding period and aggregate tax basis for Moderate Allocation Fund shares that are received by a Balanced Series shareholder will be the same as the holding period and aggregate tax basis of the shares of Balanced Series previously held by such shareholder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, Balanced Series would recognize gain or loss on the transfer of its assets to Moderate Allocation Fund and each shareholder of Balanced Series would recognize a taxable gain or loss equal to the difference between its tax basis in its Balanced Series shares and the fair market value of the shares of Moderate Allocation Fund it received.

     Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. However, any such capital losses are subject to an annual limitation if there is a more than 50% “change in ownership” of a fund. If, as is anticipated, the Moderate Allocation Fund has no assets at the time of the closing of the reorganization, there will be no change of ownership of the Balanced Series as a result of the transaction. However, the capital losses of the Moderate Allocation Fund, as the successor in interest to the Balanced Series, may subsequently become subject to an annual limitation as a result of sales of Moderate Allocation Fund shares post-transaction. At December 31, 2008, Moderate Allocation Fund had no capital loss carryovers. At December 31, 2008, Balanced Series had capital loss carryovers of approximately $19.9 million (expiring 2009-2016) and unrealized depreciation in value of its investments of $2.7 million, aggregating approximately $22.6 million, to which the Moderate Allocation Fund will succeed.

     However, in light of the tax-favored status of the shareholders of the Balanced Series and Moderate Allocation Fund, which are either life insurance company separate accounts or trustees of qualified pension or retirement plans, the fact that the aggregate capital loss carryovers of a Fund may be subject to an annual limitation should not result in any material adverse tax consequences to the shareholders of either Fund or to contract holders that have selected either Fund as an investment option.

     After the Transaction, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for their shares for federal income tax purposes. Shareholders should also consult their tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

     Contract holders that have selected either Fund as an investment option are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Affected contract owners and shareholders should, however, consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances.

What should I know about shares of the Moderate Allocation Fund?

     If the Transaction is approved, shares of the Moderate Allocation Fund will be distributed to accounts currently holding shares of the Balanced Series. When issued, each share will be validly issued, fully paid, and non-assessable. These shares of the Moderate Allocation Fund will be recorded electronically in each contract owner’s account. The Moderate Allocation Fund will then send a confirmation to each contract owner.

     Moderate Allocation Fund shares to be issued in the Transaction have the same rights and privileges as your Balanced Series shares. For example, all shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting would not be able to elect any trustees.

     Like the Balanced Series, the Moderate Allocation Fund does not routinely hold annual contract owner meetings. The Moderate Allocation Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Moderate Allocation Fund’s shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

     The following table sets forth, as of December 31, 2008, the separate capitalizations of the Moderate Allocation Fund and the Balanced Series, and the pro forma capitalization of the Moderate Allocation Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Moderate Allocation Fund is likely to be different if and when the Transaction is actually consummated.

		Moderate	Moderate
	Balanced	Allocation	Allocation Fund
	Series	Fund	after Transaction

	(unaudited)	(unaudited)	(pro forma)

Net assets (all classes)	$16,686,655	$0	$16,686,655
Total shares outstanding	1,510,604	0	1,510,604

Service Class net assets	$80.90	$0	$80.90
Service Class shares outstanding	7.27	0	7.27
Service Class net asset value per	$11.13	$0	$11.13
share

Standard Class net assets	$16,686,574	$0	$16,686,574
Standard Class shares outstanding	1,510,597	0	1,510,597
Standard Class net asset value per	$11.05	$0	$11.05
share

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, AND RISKS

     This section describes the investment objectives, principal investment strategies, and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies, and policies, as well as the risks associated with such objectives, strategies, and policies. For a complete description of the Moderate Allocation Fund’s investment strategies, policies, and risks, you should read the Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Balanced Series and the Moderate Allocation Fund?

     The investment objective of the Balanced Series is substantially similar, but not identical, to the investment objective of the Moderate Allocation Fund. The Balanced Series seeks a balance of capital appreciation, income and preservation of capital, whereas the Moderate Allocation Fund seeks capital appreciation with current income as a secondary objective. Each Fund’s investment objective is non-fundamental and may be changed without prior shareholder approval.

Are there any significant differences between the investment strategies and policies of the Balanced Series and the Moderate Allocation Fund?

     The overall investment strategies and policies of the Balanced Series are similar, but not identical, to the investment strategies and policies of the Moderate Allocation Fund. The Balanced Series has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities (commonly known as “junk bonds”).

     In response to market, economic, political or other conditions, each Fund may temporarily use a different investment strategy for defensive purposes. If a Fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

     Balanced Series’ Investment Program - The Balanced Series seeks capital appreciation by investing at least 25% of its net assets in equity securities of primarily large-capitalization companies that DMC believes have long-term capital appreciation potential. DMC will typically follow a value-oriented investment philosophy in selecting stocks for the Balanced Series using a research-intensive approach that considers factors such as:

  A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
  Favorable earnings prospects and dividend yield potential;
  The financial condition of the issuer; and
  Various qualitative factors.

     To seek current income and help preserve capital, DMC generally invests at least 25% of the Balanced Series’ net assets in various types of fixed income securities, including U.S. government and government agency securities, corporate bonds, and high yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years. DMC conducts ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

     Moderate Allocation Fund’s Investment Program - The Moderate Allocation Fund is a "target risk fund” that bases its asset allocation around a specified level of risk with corresponding variations of income and growth potential. The following table shows the target percentages of the Moderate Allocation Fund’s net assets that the Moderate Allocation Fund expects to invest in each asset class and investment style of underlying securities. Allocations for each asset class may vary from the target percentages within the allowable ranges. Additional information on asset classes and the allowable ranges for the Moderate Allocation Fund may be found in the Moderate Allocation Fund’s statement of additional information.

Asset Class	Target Allocation

U.S. Equity	30%

International Equity	22.5%

Emerging Markets	7.5%

Bonds	38%

Cash Equivalents	2%

     An active allocation approach is used when selecting investments for the Moderate Allocation Fund. In setting the asset allocation strategy, DMC focuses on three key factors:

· the returns and risk associated with different asset classes;

  the correlation between different asset classes (their tendency to move up or down together); and
  the evolution of the global opportunity set, in the form of absolute and relative changes in the investable universe over time.

     This information is used to determine how much of the Moderate Allocation Fund’s assets will be allocated to each asset class. The appropriate investment styles are then selected for each asset class. The investment styles within each asset class are listed below along with the investment strategies used for that class:

U.S. EQUITY ASSET CLASS

     U.S. Large Cap Core - The large cap core investment style employs bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, DMC applies controls to ensure that the style has acceptable risk characteristics. The large cap core investment style will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

     U.S. Mid and Large Cap Growth - The mid and large cap growth investment style invests primarily in common stocks, generally in medium and large-size companies. Using a bottom up approach, DMC looks for companies that are believed to: 1) have large-end market potential, dominant business models, and strong free cash flow generation; 2) demonstrate operational efficiencies; 3) have planned well for capital allocation; and 4) have governance policies that tend to be favorable to shareholders. A diversified portfolio representing a number of different industries is maintained.

     U.S. Large Cap Value - The large cap value investment style invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as: 1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; 2) favorable earnings prospects and dividend yield potential; 3) the financial condition of the issuer; and 4) various qualitative factors.

     U.S. Small Cap Core - Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on: 1) attractive valuations; 2) growth prospects; and strong cash flow. The small cap core investment style employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, the manager applies controls to ensure that the style has acceptable risk characteristics.

INTERNATIONAL EQUITY ASSET CLASS

     International Value Equity - The international value investment style uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The investment team uses an approach that combines quantitative, valuation-based screening at the early stages followed by a comprehensive company and industry specific research. The portfolio may purchase securities in any foreign country, developed or emerging and seeks companies that are believed will perform well over the next three to five years.

     International Growth - The international growth investment style uses a growth strategy and may purchase securities in any foreign, developed or emerging country. Investments in exchange traded funds may be purchased. Alternatively, research identifying the securities of individual companies or market sectors believed to be attractive investments for the portfolio may also be purchased.

EMERGING MARKETS ASSET CLASS

     Emerging Markets - Investments for the emerging markets style will be made in emerging countries that the manger considers to be developing strongly and where markets are more sophisticated. Particular emphasis will be placed on such factors as political reform, economic deregulation, and liberalized trade policy and using a disciplined valuation process, the manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

FIXED INCOME (BONDS) ASSET CLASS

     Diversified Fixed Income - The fixed income investment style allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International Developed Markets, and Emerging Markets sectors. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in securities of issuers in any foreign country, developed and underdeveloped. Securities in the international developed markets sector and the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

     Comparison - The most significant difference between the Balanced Series’ and the Moderate Allocation Fund’s stated investment policies is that the Funds have different minimum levels as targets for investment in equities versus fixed income securities, in that the Balanced Series generally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, while the Moderate Allocation Fund will typically target 60% of its net assets in equity securities and 40% of its net assets in fixed-income securities and cash equivalents. As described in more detail above, another significant difference is that the Moderate Allocation Fund offers investors broader diversification across a global opportunity set through its larger group of possible investment styles as compared to the Balanced Series.

How do the fundamental investment restrictions of the Funds differ?

     The Funds have adopted substantially similar fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a Majority Vote (as defined below) of its shareholders. The Moderate Allocation Fund’s fundamental investment restrictions are listed in the Moderate Allocation Fund SAI, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement and is available upon request.

What are the risk factors associated with investments in the Funds?

     Like all investments, an investment in each Fund involves risk. There is no assurance that a Fund will meet its investment objective. A Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with many investments in mutual funds, the best results are generally achieved when an investment in a Fund is held for a number of years.

Risks Shared by the Balanced Series and the Moderate Allocation Fund:

     Asset allocation risk is the risk that the Fund may allocate assets to an asset class that underperforms other asset classes. For example, a Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

     Market risk is the risk that all or a majority of the securities in a certain market—like the stock or bond market—will decline in value because of economic conditions, future expectations, or investor confidence.

     Industry or sector risk is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry.

     Company risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

     Futures and options risk. Futures and options risk is the possibility that a Fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the investment manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a Fund gains from using the strategy.

     Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

     Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

     Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. Foreign markets may also be less efficient or less liquid and have greater price volatility, less regulation, and higher transaction costs than U.S. markets. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities of issuers in such countries tend to have volatile prices and may offer significant potential for loss as well as gain. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

     The Balanced Series typically invests only a small portion of its portfolio in foreign securities, and these are often denominated in U.S. dollars, and the Balanced Series also avoids markets where we believe accounting principles or the regulatory structure are underdeveloped. The Moderate Allocation Fund may invest a larger portion of its portfolio in foreign securities, including emerging market securities, so shareholders of the Moderate Allocation Fund may be more exposed to these risks than shareholders of the Balanced Series.

     Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. DMC’s credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk. DMC will limit the Balanced Series’ investments in high yield bonds to 20% of the Balanced Series’ net assets allocated to fixed income securities (typically no more than 8% of the Balanced

Series’ total net assets). The Moderate Allocation Fund may invest up to 15% of its total assets in junk bonds.

     Liquidity risk is the possibility that securities cannot be readily sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued them. The Moderate Allocation invests minimally in illiquid securities, while DMC limits the Balanced Series’ exposure to illiquid securities to no more than 15% of the Balanced Series’ net assets, so shareholders of the Moderate Allocation Fund may be less exposed to this risk than shareholders of the Balanced Series.

     Derivatives risk is the possibility of a significant loss from employing a derivatives strategy (including a strategy involving swaps, such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what was anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

     Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a series could experience a higher or lower return than anticipated.

     Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a series could experience a higher or lower return than anticipated.

     Loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

Risks Specific to the Moderate Allocation Fund:

     The Moderate Allocation Fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the Fund's shares depends on both the performance of each asset class and sub-class and the amount of the fund's total assets invested in each asset class and sub-class. Accordingly, the value of the Fund's shares may be negatively affected if the securities in one of the Fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class, if the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class, or if, when selecting asset classes and sub-classes of investment, poor timing causes the Fund to suffer losses or miss gains generated in a specific asset class or sub-class.

     The Moderate Allocation Fund may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. The Balanced Series concentrates on larger capitalization companies, so it is less subject to the risks of medium and small companies.

     More Information - A more complete discussion of the risks of an investment in the Moderate Allocation Fund is included in the Moderate Allocation Fund Prospectus, which is enclosed with this Prospectus/Proxy Statement, under “What are the main risks of investing in the funds?” and in the Moderate Allocation Fund’s Statement of Additional Information, under “Additional Investment Strategies and Risks.” A more complete discussion of the risks of an investment in the Balanced Series is included in the Balanced Series’ prospectus, under “The risks of investing in the Series.”

What vote is necessary to approve the Plan?

     Provided that Quorum requirements (as defined below) have been satisfied, the Plan must be approved by a Majority Vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Balanced Series; or (2) 67% or more of the voting securities of the Balanced Series present at the Meeting if the holders of more than 50% of the Balanced Series’ outstanding voting securities are present or represented by proxy. With respect to the Balanced Series, “Quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

MORE INFORMATION ABOUT THE FUNDS

     The Moderate Allocation Fund is a separate diversified series of the Lincoln VIP Trust, a Delaware statutory trust. The Balanced Series is separate series of the Delaware VIP® Trust, a Delaware statutory trust. Each Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Balanced Series is a mutual fund within the Delaware Investments® Family of Funds (the “Delaware Companies”) that is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust. The Moderate Allocation Fund is managed by LIAC and sub-advised by DMC.

     Transfer Agency Services. Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, performs dividend and transfer agent functions for the Moderate Allocation Fund.

Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Balanced Series and for other mutual funds in the Delaware Companies.

     Custodial Services. The Bank of New York Mellon (“BNY Mellon”) is the custodian of the securities and other assets of both of the Funds. The main office of BNY Mellon is One Wall Street, New York, NY 10286.

     Fund Accounting and Fund Administration Services. BNY Mellon provides fund accounting and financial administration services to each Fund. Those services include performing or overseeing all functions related to calculating each Fund’s net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. DSC also provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.

     Additional Information. More information about the Moderate Allocation Fund is included in: (i) the Moderate Allocation Fund Prospectus, which is included with and considered a part of this Proxy Statement/Prospectus; (ii) the Moderate Allocation Fund SAI; and (iii) the Statement of Additional Information relating this Proxy Statement/Prospectus. The Moderate Allocation Fund is a new fund and therefore has not yet issued an annual or semi-annual report to shareholders. Copies of each of these documents, which have been or will be filed with the SEC and are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access any subsequently released shareholder reports for Moderate Allocation Fund at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

     You may request free copies of the Balanced Series Prospectus, which has been filed with the SEC, by calling (800) 523-1918 or by writing to the Delaware VIP Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Moderate Allocation Fund with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Moderate Allocation Fund and the shares it offers. Statements contained herein concerning provisions of certain documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the full content of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Balanced Series at the close of business on March 30, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by contract owners of the Balanced Series present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

     Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote “against” the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

Read the Proxy Statement/Prospectus.

Go to the voting link found on your proxy card.

Follow the instructions using your proxy card as a guide.

(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

Read the Proxy Statement/Prospectus.

Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE

Read the Proxy Statement/Prospectus.

Call the toll-free number found on your proxy card.

Follow the recorded instructions using your proxy card as a guide.

(Do not mail the proxy card if you provide voting instructions by telephone.)

May I revoke my proxy?

     A contract owner may revoke a proxy at any time before it is voted by sending a written notice to Delaware VIP® Trust expressly revoking their proxy, by signing and forwarding to Delaware VIP Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

     The Board of Delaware VIP Trust does not intend to bring any matters before the Meeting with respect to the Balanced Series other than those described in this Proxy Statement/Prospectus. The Board of Delaware VIP Trust is not aware of any other matters to be brought before the Meeting with respect to the Balanced Series by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were [________] outstanding shares of the Balanced Series entitled to vote as of the Record Date.

     Balanced Series shares that are owned directly by funds of funds or other accounts managed by DMC, LIAC, or their affiliates will generally be voted in the same proportion as the votes received from other holders of Balanced Series shares (so-called “echo voting”). Accordingly, such voting will not likely affect the outcome of the vote on the Transaction.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of Delaware VIP® Trust for use at the Meeting. The cost of this proxy solicitation will be borne by DMC. In addition to the solicitation of proxy cards by mail, officers and employees of the Delaware VIP Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from contract owners, for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000, which will be paid by DMC.

     As the Meeting date approaches, certain contract owners of the Balanced Series may receive a telephone call on behalf of the Balanced Series if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the contract owner casting the vote and the voting instructions of the contract owner are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare Fund Services, Inc. (“Computershare”) representative is required to ask for each contract owner’s full name and address, or the zip code or employer identification number, and to confirm that the contract owner has received the proxy materials in the mail. If the contract owner is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the contract owner’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the contract owner’s instructions on the card. Within 72 hours, the contract owner will be sent a letter or mailgram to confirm his or her vote and asking the contract owner to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

     The costs of the Transaction, including the costs of soliciting proxies in connection with the Meeting, will be borne by DMC.

How do I submit a proposal?

     Delaware VIP® Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting, if any, should send his or her written proposal to the offices of Delaware VIP Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a contract owner does not guarantee that the proposal will be included in Delaware VIP Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

     On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of either Fund or class thereof.

     To the knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Balanced Series or the Moderate Allocation Fund. Except as noted therein, the Trusts have no knowledge of beneficial ownership.

EXHIBITS TO
PROXY STATEMENT/PROSPECTUS

Exhibit A -

Form of Agreement and Plan of Reorganization between Delaware VIP® Trust, on behalf of Delaware VIP Balanced Series, and Lincoln Variable Insurance Products Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund

Exhibit B -	Principal Holders of Shares

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

· Prospectus of Moderate Allocation Fund dated [March 7, 2009].

Exhibit A – Form of Agreement and Plan of Reorganization between Lincoln Variable Insurance Products Trust, on behalf of LVIP Delaware Foundation Moderate Allocation Fund, and Delaware VIP Trust, on behalf of Delaware VIP Balanced Series

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), made as of this [____] day of 2009, by and between Lincoln Variable Insurance Products Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on behalf of its series, LVIP Delaware Foundation® Moderate Allocation Fund (“Acquiring Fund”), and Delaware VIP Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware VIP® Balanced Series (“Acquired Fund”).

PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the “Plan”) will consist of: (i) the acquisition by Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, of substantially all of the property, assets and goodwill of Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of Acquiring Fund – Service Class (“Acquiring Fund Service Class Shares”), (b) shares of beneficial interest, without par value, of Acquiring Fund – Standard Class (“Acquiring Fund Standard Class Shares”), and (c) the assumption by Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, of all liabilities of Acquired Fund; (ii) the distribution of (a) Acquiring Fund Service Class shares to the holders of Acquired Fund – Service Class shares (“Acquired Fund Service Class Shares”), and (b) Acquiring Fund Standard Class Shares to the holders of Acquired Fund – Standard Class shares (“Acquired Fund Standard Class Shares”), pro rata according to their respective interests in complete liquidation of Acquired Fund; and (iii) the dissolution of Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

     In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of Acquired Fund

     (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Lincoln Variable Insurance Products Trust herein contained, and in consideration of the delivery by Lincoln Variable Insurance Products Trust of the number of its shares of beneficial interest of Acquiring Fund hereinafter provided, Delaware VIP Trust, on behalf of Acquired Fund, agrees that it will sell, convey, transfer and deliver to Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties reflected on the books of the Acquired Fund (“Liabilities”) and the then existing assets of Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of Acquired Fund’s Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (2) to pay such contingent liabilities as the trustees of Delaware VIP Trust shall reasonably deem to exist against Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund (hereinafter “Net Assets”). Delaware VIP Trust, on behalf of Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. Delaware VIP Trust agrees to use commercially reasonable efforts to identify all of Acquired Fund’s Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

     (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware VIP Trust on behalf of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Lincoln Variable Insurance Products Trust agrees at the Closing to deliver to Delaware VIP Trust, on behalf of Acquired Fund: (i) the number of Acquiring Fund Service Class Shares determined by dividing the net asset value per share of Acquired Fund Service Class Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Service Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Service Class Shares as of Close of Business on the Valuation Date; and (ii) the number of Acquiring Fund Standard Class Shares determined by dividing the net asset value per share of Acquired Fund Standard Class Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Standard Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Standard Class Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, Delaware VIP Trust shall dissolve Acquired Fund and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date the shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.

     (d) At the Closing, each shareholder of record of Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution

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declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on such Distribution Record Date.

2. Valuation

     (a) The value of Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of Acquiring Fund Service Class Shares and Acquiring Fund Standard Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in Acquiring Fund’s currently effective prospectus and statement of additional information.

     (c) The net asset value of Acquired Fund Service Class Shares and Acquired Fund Standard Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

3. Closing and Valuation Date

     The Valuation Date shall be __________, 2009, or such later date as the parties may mutually agree. The Closing shall take place at [the principal office of Delaware VIP Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103] at approximately [_:00 _.m.], Eastern Time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Lincoln Variable Insurance Products Trust or Delaware VIP Trust, accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of Acquired Fund and Acquiring Fund is practicable in the judgment of Lincoln Variable Insurance Products Trust and Delaware VIP Trust. Delaware VIP Trust shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be transferred to Lincoln Variable Insurance Products Trust’s Custodian, the Bank of New York Mellon, One Wall Street, New York, NY 10286. Also, Delaware VIP Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. Lincoln Variable Insurance Products Trust shall provide evidence satisfactory to Delaware VIP Trust in such manner as Delaware VIP Trust may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

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4. Representations and Warranties by Delaware VIP Trust

     Delaware VIP Trust represents and warrants to Lincoln Variable Insurance Products Trust that:

    (a) Delaware VIP Trust is a statutory trust created under the laws of the State of Delaware on December 15, 1999, and is validly existing and in good standing under the laws of that State. Delaware VIP Trust, of which Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Delaware VIP Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, with no par value. Each outstanding share of Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (c) The financial statements appearing in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by Ernst & Young, LLP, copies of which have been delivered to Lincoln Variable Insurance Products Trust, and any unaudited financial statements since that date, copies of which may be furnished to Lincoln Variable Insurance Products Trust, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Lincoln Variable Insurance Products Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

     (e) The statement of assets and liabilities to be furnished by Delaware VIP Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, Delaware VIP Trust, on behalf of Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) Delaware VIP Trust has the necessary trust power and trust authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

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     (h) Delaware VIP Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (i) Delaware VIP Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither Delaware VIP Trust nor Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

     (k) Delaware VIP Trust does not have any unamortized or unpaid organizational fees or expenses.

     (l) Delaware VIP Trust has elected to treat Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

5. Representations and Warranties by Lincoln Variable Insurance Products Trust

     Lincoln Variable Insurance Products Trust represents and warrants to Delaware VIP Trust that:

    (a) Lincoln Variable Insurance Products Trust is a statutory trust created under the laws of the State of Delaware on February 1, 2003, and is validly existing and in good standing under the laws of that State. Lincoln Variable Insurance Products Trust, of which Acquiring Fund is a separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Lincoln Variable Insurance Products Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund. Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.

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     (c) At the Closing, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) The statement of assets and liabilities of Acquiring Fund to be furnished by Lincoln Variable Insurance Products Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) As of the Closing, the Acquiring Fund will have no assets or liabilities.

     (f) Lincoln Variable Insurance Products Trust has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund as such businesses are now being conducted.

     (g) Lincoln Variable Insurance Products Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (h) Lincoln Variable Insurance Products Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (i) Neither Lincoln Variable Insurance Products Trust nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (j) The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, if any, made available to Delaware VIP Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

     (k) Lincoln Variable Insurance Products Trust has elected to treat Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

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6. Representations and Warranties by Delaware VIP Trust and Lincoln Variable Insurance Products Trust

     Delaware VIP Trust and Lincoln Variable Insurance Products Trust each represents and warrants to the other that:

      (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of Acquired Fund or Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Acquiring Fund. On behalf of Acquired Fund or Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund or Acquiring Fund, as appropriate.

     (d) All information provided to Delaware VIP Trust by Lincoln Variable Insurance Products Trust, and by Delaware VIP Trust to Lincoln Variable Insurance Products Trust, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact

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required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of Delaware VIP Trust with respect to the approval of Acquired Fund’s shareholders of this Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Covenants of Delaware VIP Trust

     (a) Delaware VIP Trust covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) Delaware VIP Trust undertakes that Acquired Fund will not acquire the shares of beneficial interest of Acquiring Fund for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

     (c) Delaware VIP Trust covenants that by the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Delaware VIP Trust will at the Closing provide Lincoln Variable Insurance Products Trust with:

(1) A statement of the respective tax basis of all investments to be transferred by Acquired Fund to Acquiring Fund.

(2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of
Acquiring Fund as a result of the transfer of assets that is the subject of this
Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3) All FIN 48 work papers and supporting statements pertaining to the Acquired Fund.

     (e) The Board of Trustees of Delaware VIP Trust shall call, and Delaware VIP Trust shall hold, a Special Meeting of Acquired Fund’s shareholders to consider and vote upon this Agreement (the “Special Meeting”) and Delaware VIP Trust shall take all other actions

8

reasonably necessary to obtain approval of the transactions contemplated herein. Delaware VIP Trust agrees to mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) Delaware VIP Trust shall supply to Lincoln Variable Insurance Products Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

8. Covenants of Lincoln Variable Insurance Products Trust

     (a) Lincoln Variable Insurance Products Trust covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

     (b) Lincoln Variable Insurance Products Trust covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

     (c) Lincoln Variable Insurance Products Trust covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Lincoln Variable Insurance Products Trust shall have filed with the United States Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement (including any amendments or supplements thereto and any documents incorporated by reference therein) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9

9. Conditions Precedent to be Fulfilled by Delaware VIP Trust and Lincoln Variable Insurance Products Trust

     The obligations of Delaware VIP Trust and Lincoln Variable Insurance Products Trust to effectuate this Agreement and the Plan hereunder shall be subject to the following respective conditions:

     (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees, certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Plan and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of Acquired Fund or Acquiring Fund.

     (g) That prior to or at the Closing, Lincoln Variable Insurance Products Trust and Delaware VIP Trust shall receive an opinion from Dechert LLP (“Dechert”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the

10

applicable laws of the State of Delaware and this Agreement, and based on customary representations provided by Lincoln Variable Insurance Products Trust and Delaware VIP Trust in certificates delivered to Dechert:

(1) The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the
Code, and Acquiring Fund and Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to and the assumption of liabilities by
Acquiring Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section
357(a) of the Code;

(3) No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of Acquired Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund shares to Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of Acquired Fund under Section
361(c)(1) of the Code.

(5) The basis of the assets of Acquired Fund received by Acquiring
Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6) The holding period of the assets of Acquired Fund received by
Acquiring Fund will include the period during which such assets were held by
Acquired Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of Acquired
Fund upon the exchange of their shares in Acquired Fund for the voting shares
(including fractional shares to which they may be entitled) of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(8) The basis of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of
Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of Acquiring Fund’s shares received by
Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of

11

Acquired Fund’s shares surrendered in exchange therefor, provided that Acquired
Fund shares were held as a capital asset on the date of the Reorganization under
Section 1223(l) of the Code; and

(10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b) -1(b) of the regulations issued by the
United States Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury
Regulations.

     (h) That Lincoln Variable Insurance Products Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley Ronon Stevens & Young, LLP (“SRSY”), counsel to Delaware VIP Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1) Delaware VIP Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on December
15, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

(2) Delaware VIP Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund;

(3) Delaware VIP Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware VIP Trust, the unfavorable outcome of which would materially and adversely affect Delaware
VIP Trust or Acquired Fund;

(5) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Delaware VIP Trust of the transactions contemplated by this
Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(6) Neither the execution, delivery nor performance of this Agreement by Delaware VIP Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware VIP Trust is a party or by which
Delaware VIP Trust is otherwise bound; and

12

(7) This Agreement has been validly authorized and executed by
Delaware VIP Trust and represents the legal, valid and binding obligation of
Delaware VIP Trust and is enforceable against Delaware VIP Trust in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware VIP Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware VIP Trust.

     (i) That Delaware VIP Trust shall have received an opinion in form and substance reasonably satisfactory to it from Dechert, counsel to Lincoln Variable Insurance Products Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1) Lincoln Variable Insurance Products Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of
Delaware on February 1, 2003, and is validly existing and in good standing under the laws of the State of Delaware;

(2) Lincoln Variable Insurance Products Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring
Fund;

(3) Lincoln Variable Insurance Products Trust is an open-end investment company of the management type registered as such under the 1940
Act;

(4) Except as disclosed in Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Lincoln Variable
Insurance Products Trust, the unfavorable outcome of which would materially and adversely affect Lincoln Variable Insurance Products Trust or Acquiring Fund;

(5) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Lincoln Variable Insurance Products
Trust or Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

(6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Lincoln Variable Insurance Products Trust of the transactions contemplated by this Agreement, except such as have been obtained under the
1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case

13

of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(7) Neither the execution, delivery nor performance of this Agreement by Lincoln Variable Insurance Products Trust violates any provision of its
Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Lincoln Variable
Insurance Products Trust is a party or by which Lincoln Variable Insurance
Products Trust is otherwise bound; and

(8) This Agreement has been validly authorized and executed by
Lincoln Variable Insurance Products Trust and represents the legal, valid and binding obligation of Lincoln Variable Insurance Products Trust and is
enforceable against Lincoln Variable Insurance Products Trust in accordance with its terms.

     In giving the opinions set forth above, Dechert may state that it is relying on certificates of the officers of Lincoln Variable Insurance Products Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Lincoln Variable Insurance Products Trust.

     (j) That Lincoln Variable Insurance Products Trust’s Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale and delivery to the public by Lincoln Variable Insurance Products Trust with respect to each state commission or agency requiring such eligibility.

     (l) That at the Closing, Delaware VIP Trust, on behalf of Acquired Fund, transfers to Acquiring Fund aggregate Net Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Acquired Fund at the Close of Business on the Valuation Date.

10. Fees and Expenses

     (a) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by the Delaware Management Company, a series of Delaware Management Business Trust, and not by the Acquired Fund or the Acquiring Fund.

     (b) Any other provision of this Agreement to the contrary notwithstanding, any liability of Delaware VIP Trust under this Agreement with respect to any series of Delaware VIP Trust, or in connection with the transactions contemplated herein with respect to any series of

14

Delaware VIP Trust, shall be discharged only out of the assets of that series of Delaware VIP Trust, and no other series of Delaware VIP Trust shall be liable with respect thereto.

     (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of Lincoln Variable Insurance Products Trust under this Agreement with respect to any series of Lincoln Variable Insurance Products Trust, or in connection with the transactions contemplated herein with respect to any series of Lincoln Variable Insurance Products Trust, shall be discharged only out of the assets of that series of Lincoln Variable Insurance Products Trust, and no other series of Lincoln Variable Insurance Products Trust shall be liable with respect thereto.

11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan abandoned at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

(1) by mutual consent of Delaware VIP Trust and Lincoln Variable
Insurance Products Trust;

(2) by Lincoln Variable Insurance Products Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Lincoln Variable Insurance Products Trust; or

(3) by Delaware VIP Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Delaware VIP Trust.

     (b) If the transactions contemplated by this Agreement have not been consummated by [_________], 2009, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Delaware VIP Trust and Lincoln Variable Insurance Products Trust.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Delaware VIP Trust or Lincoln Variable Insurance Products Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Delaware VIP Trust or Lincoln Variable Insurance Products Trust, respectively (whichever is entitled to the benefit thereof).

     (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither Delaware VIP Trust nor Lincoln Variable Insurance Products Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Delaware VIP Trust or Lincoln Variable Insurance Products Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be

15

subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Delaware VIP Trust or the Board of Trustees of Lincoln Variable Insurance Products Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12. Liability of Lincoln Variable Insurance Products Trust and Delaware VIP Trust

     (a) Each party acknowledges and agrees that all obligations of Lincoln Variable Insurance Products Trust under this Agreement are binding only with respect to Acquiring Fund; that any liability of Lincoln Variable Insurance Products Trust under this Agreement with respect to Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Lincoln Variable Insurance Products Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware VIP Trust nor Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Lincoln Variable Insurance Products Trust, the trustees, officers, employees or agents of Lincoln Variable Insurance Products Trust, or any of them.

     (b) Each party acknowledges and agrees that all obligations of Delaware VIP Trust under this Agreement are binding only with respect to Acquired Fund; that any liability of Delaware VIP Trust under this Agreement with respect to Acquired Fund, or in connection with the transactions contemplated herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired Fund; that no other series of Delaware VIP Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Lincoln Variable Insurance Products Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware VIP Trust, the trustees, officers, employees or agents of Delaware VIP Trust, or any of them.

13. Final Tax Returns and Forms 1099 of Acquired Fund

     (a) After the Closing, Delaware VIP Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Delaware VIP Trust with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Delaware VIP Trust or Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to the Plan contemplated by this Agreement; any

16

excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust, at the time such Tax returns and Forms 1099 are prepared.

14. Cooperation and Exchange of Information

     Lincoln Variable Insurance Products Trust and Delaware VIP Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

15. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

16. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

17. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Delaware VIP Trust at 2005 Market Street, Philadelphia, PA 19103, Attention: Secretary, or to Lincoln Variable Insurance Products Trust at 1300 South Clinton Street, Fort Wayne, IN 46802.

18. Governing Law

     This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

17

19. Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     IN WITNESS WHEREOF, Delaware VIP Trust and Lincoln Variable Insurance Products Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware VIP Trust, on behalf of Delaware VIP Balanced Series By: Lincoln Variable Insurance Products Trust, on behalf of the LVIP Delaware Foundation® Moderate Allocation Fund By:

18

EXHIBIT B PRINCIPAL HOLDERS OF SHARES

Fund Name / Class Name and	Share Amount	Percentage
Address of Account

Delaware Balanced Series

Standard Class

Service Class

LVIP Delaware
Foundation(R)Moderate
Allocation Fund

Standard Class

Service Class

In addition, the Moderate Allocation Fund is newly created “shell fund” and initially will be wholly owned by Lincoln Life as the initial seed investor.

Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROXY                                                                                                                                                                                         PROXY

SPECIAL MEETING OF SHAREHOLDERS
DELAWARE VIP BALANCED SERIES
May 18, 2009

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Deidre A. Downes, and Michael E. Dresnin, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Delaware VIP Balanced Series (“Balanced Series”) that the undersigned is entitled to vote at the Balanced Series’ meeting to be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time, including any adjournments thereof (the "Meeting"), upon such business as may properly be brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Delaware VIP Trust (the "Trust") on behalf of the Balanced Series. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of Balanced Series pursuant to the Agreement and Plan of Reorganization between the Trust, on behalf of Balanced Series, and Lincoln Variable Insurance Products Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund (“Moderate Allocation Fund”). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

(Continued on the other side)

proxy card doc

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DELAWARE VIP BALANCED SERIES

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Vote on Proposal	For	Against	Abstain

1. To approve an Agreement and Plan of Reorganization between Delaware VIP Trust, on behalf of Delaware	[ ]	[ ]	[ ]
VIP Balanced Series, and Lincoln Variable Insurance Products Trust, on behalf LVIP Delaware Foundation®
Moderate Allocation Fund, which provides for (i) the acquisition of substantially all of the assets of
Delaware VIP Balanced Series by Moderate Allocation Fund in exchange solely for shares of Moderate
Allocation Fund, (ii) the pro rata distribution of shares of the Moderate Allocation Fund to the shareholders of Delaware VIP Balanced Series, and (iii) the complete liquidation and dissolution of Delaware VIP
Balanced Series. Shareholders of Delaware VIP Balanced Series will receive Standard Class and Service
Class shares of Moderate Allocation Fund, as the case may be, with an aggregate net asset value equal to the aggregate net asset value of such shareholders' shares in Standard Class and Service Class shares of
Delaware VIP Balanced Series.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

:
Signature      [PLEASE SIGN WITHIN BOX]      Date                                                                              Signature            (Joint Owners)           Date

proxy card doc

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND
a series of
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Dated April 5, 2009

Acquisition of Substantially All of the Assets of:

DELAWARE VIP BALANCED SERIES
(a series of Delaware VIP Trust)

By and in exchange for shares of
LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND
(a series of Lincoln Variable Insurance Products Trust)

This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition of substantially all of the assets of Delaware VIP Balanced Series (the "Balanced Series"), a series of Delaware VIP Trust, in exchange for shares of LVIP Delaware Foundation® Moderate Allocation Fund (the "Moderate Allocation Fund") (collectively, the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which is attached to and is legally considered to be a part of this SAI:

1.	Statement of Additional Information of the Moderate Allocation Fund, to be incorporated herein by reference upon filing via EDGAR to Lincoln Variable Insurance Products Trust’s 485(b) and will be mailed to any shareholder who requests this SAI.

2.	Annual Report of the Delaware Balanced Series for the fiscal year ended December 31, 2008 as previously filed via EDGAR is incorporated herein by reference to Delaware VIP Trust’s N-CSR [Accession No. 0001206774-09-000342] filed February 26, 2009 and will be mailed to any shareholder who requests this SAI.

Pro forma financial statements reflecting consummation of the Reorganization are not included in this SAI because the Moderate Allocation Fund is a newly created “shell fund” that has not commenced operations. As previously noted, the audited financial statements for the Balanced Series are incorporated by reference into this SAI from the Balanced Series’ last Annual Report to Shareholders.

This SAI, which is not a prospectus, supplements and should be read in conjunction with, the Proxy Statement/Prospectus dated March 5, 2009, relating to the above referenced transaction. To obtain a copy of the Proxy Statement/Prospectus, please write to Lincoln Variable Insurance Products Trust, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) LINCOLN (454-6265). The Reorganization will be pursuant to an Agreement and Plan of Reorganization.

PART C LINCOLN VARIABLE INSURANCE PRODUCTS TRUST N-14 OTHER INFORMATION

Item 15.

As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust's By-Laws [Exhibit 16(a) to the Registration Statement], officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreement [(Exhibits (6)(a) and (i)] to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (LIAC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the agreement. Certain other agreements to which the Lincoln Variable Insurance Products Trust is a party also contain indemnification provisions.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A as indicated below, except as noted:

	(1)	Copies of the charter of the Registrant as now in effect;

(a) Agreement and Declaration of Trust dated February 1, 2003 of Lincoln Variable
Insurance Products Trust incorporated herein by reference to Post-Effective Amendment

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No. 13 (File No. 033-70742) filed on April 4, 2003.

(2) Copies of the existing bylaws or corresponding instruments of the Registrant;

(a) By-Laws dated November 14, 2005 of Lincoln Variable Insurance Products Trust
incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033- 70742) filed on April 5, 2006.

(3) Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not applicable.

(4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a) Form of Agreement and Plan of Reorganization between the Lincoln Variable

Insurance Products Trust, on behalf of LVIP Delaware Foundation(R) Moderate Allocation Fund and Delaware VIP Trust, on behalf of Delaware VIP Balanced Series, is filed herewith as Exhibit A to the Prospectus/Proxy Statement.

(5) Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a) Agreement and Declaration of Trust dated February 1, 2003 of Lincoln Variable
Insurance Products Trust. Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-70742) filed on April 4, 2003.

(b) By-Laws dated November 14, 2005 of Lincoln Variable Insurance Products
Trust. Articles II, VII and VIII incorporated herein by reference to Post-Effective Amendment 19 (File No. 033-70742) filed on April 5, 2006.

(6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a) Investment Management Agreement dated April 30, 3007 between Lincoln
Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(b) Advisory Fee Waiver Agreement dated April 30, 2007 between Lincoln
Investment Advisors Corporation and LVIP Cohen & Steers Global Real Estate Fund incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(c) Advisory Fee Waiver Agreement dated April 30, 2007 between Lincoln
Investment Advisors Corporation and LVIP Janus Capital Appreciation Fund incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(d) Advisory Fee Waiver Agreement dated April 30, 2007 between Lincoln
Investment Advisors Corporation and LVIP FI Equity-Income Fund incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

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(e)	Advisory Fee Waiver Agreement dated April 30, 2007 between Lincoln
Investment Advisors Corporation and LVIP T. Rowe Price Structured Mid-Cap Growth Fund incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(f)	Form of Advisory Fee Waiver Agreement incorporated herein by reference to
Post-Effective Amendment No. 39 (File No. 033-70742) filed on January 18, 2008.

(g)	Form of Advisory Fee Waiver Agreement (LVIP Delaware Foundation

Conservative Allocation Fund, LVIP Delaware Foundation Moderate Allocation Fund & LVIP Delaware Aggressive Allocation Fund) incorporated herein by reference to Post- Effective Amendment No. 51 (File No. 033-70742) filed on December 22, 2008.

(h)	Form of Advisory Fee Waiver Agreement (LVIP Global Income Fund)
incorporated herein by reference to Post-Effective Amendment No. 53 (File No. 033- 70742) filed on January 27, 2009.

(i)	Investment Management Agreement dated June 5, 2007 between Lincoln

Variable Insurance Products Trust and Lincoln Investment Advisors Corporation (LVIP Baron Growth Opportunities Fund incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(j)	Sub-Advisory Agreement dated June 5, 2007 between Lincoln Investment
Advisors Corporation and BAMCO, Inc. (LVIP Baron Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No.41 (File No. 033- 70742) filed on April 15, 2008.

(k)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment
Advisors Corporation and Wellington Management Company, LLP (LVIP Capital Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(l)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Cohen & Steers Capital Management, Inc. (LVIP Cohen & Steers Global Real Estate Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(m)	Sub-Advisory Agreement dated October 15, 2007 between Lincoln Investment

Advisors Corporation and Columbia Management Advisors, LLC (LVIP Columbia Value Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(n)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Delaware Management Company (LVIP Delaware Bond Fund, LVIP Delaware Growth and Income Fund, LVIP Delaware Managed Fund, LVIP Money Market Fund, LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(o)	Form of Sub-Advisory Agreement between Lincoln Investment Advisors

Corporation and Delaware Management Company (LVIP Delaware Foundation Conservative Allocation Fund, LVIP Delaware Foundation Moderate Allocation Fund, LVIP Delaware Foundation Aggressive Allocation Fund) incorporated herein by reference to Post Effective Amendment No. 51 filed on December 22, 2008.

(p)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment
Advisors Corporation and Pyramis Global Advisors, LLC (LVIP FI Equity-Income Fund)

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incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(q)	Sub-Investment Management Agreement dated April 30, 2007 between Lincoln

Investment Advisors Corporation and Janus Capital Management LLC (LVIP Janus Capital Appreciation Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(r)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Marsico Capital Management, LLC (LVIP Marsico International Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(s)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment
Advisors Corporation and Wellington Management Company, LLP (LVIP Mid-Cap Value Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(t)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Massachusetts Financial Services Company (LVIP MFS Value Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(u)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment
Advisors Corporation and Turner Investment Partners, Inc. (LVIP Mid-Cap Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(v)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Mondrian Investment Partners Limited (LVIP Mondrian International Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(w)	Amendment dated April 30, 2008 to Sub-Advisory Agreement between between

Lincoln Investment Advisors Corporation and Mondrian Investment Partners Limited (LVIP Mondrian International Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(x)	Sub-Advisory Agreement dated April 30, 2008 between Lincoln Investment

Advisors Corporation and SSgA Funds Management, Inc. (LVIP SSgA S&P 500, LVIP Small-Cap, LVIP SSgA Bond, and LVIP SSgA International Index Funds, LVIP SSgA Large-Cap 100, LVIP SSgA Small-Mid Cap 200, LVIP SSgA Developed International, and LVIP SSgA Emerging Markets 100 Funds) incorporated herein by reference to Post- Effective Amendment No. 42 (File No. 033-70742) filed on April 18, 2008.

(y)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(z)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(aa)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment
Advisors Corporation and Templeton Investment Counsel, LLC (LVIP Templeton

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Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(ab)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and UBS Global Asset Management (Americas) Inc. (LVIP UBS Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(ac)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment

Advisors Corporation and Wilshire Associates Incorporated (LVIP Profile and Target Maturity Funds) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(ad)	Form of Sub-Advisory Agreement between Lincoln Investment Advisors
Corporation and Franklin Advisers, Inc. (LVIP Global Income Fund) incorporated herein by reference to Post-Effective Amendment No. 53 (File No. 033-70742) filed on January 27, 2009.

(ae)	Form of Sub-Advisory Agreement between Lincoln Investment Advisors
Corporation and Mondrian Investment Partners Limited (LVIP Global Income Fund) incorporated herein by reference to Post-Effective Amendment No. 53 (File No. 033- 70742) filed on January 27, 2009.

(af)	Expense Limitation Agreement dated April 30, 2007 between The Lincoln
National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(ag)	Expense Limitation Agreement (Shell Funds) dated April 30, 2007 between The
Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(ah)	Expense Limitation Agreement (LVIP Baron Growth Opportunities Fund) dated

June 5, 2007 between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(ai)	Form of Expense Limitation Agreement between The Lincoln National Life

Insurance Company and Lincoln Variable Insurance Products Trust (LVIP Delaware Foundation Conservative Allocation Fund, LVIP Delaware Foundation Moderate Allocation Fund, LVIP Delaware Foundation Aggressive Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 51 (File No. 033-70742) filed on December 22, 2008.

(7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(a)	Form of Principal Underwriting Agreement, as amended, between Lincoln
Variable Insurance Products Trust and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

5

Not applicable.

(9)	Copies of all custodian agreements and depository contracts under Section 17(f) of the
Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

	(a)	Mutual Fund Custody and Services Agreement, as amended, dated August 31,

2007 by and between Lincoln Variable Insurance Products Trust and The Bank of New York Mellon (formerly, Mellon Bank, N.A.) incorporated herein by reference to Post- Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(10)	Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

	(a)	Form of Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(b)	Form of Distribution Services Agreement (LVIP & LFD) incorporated herein by reference to Post-Effective Amendment No. 51 (File No. 033-70742) filed on December 22, 2008.

	(c)	Form of Distribution Services Agreement (insurance company) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(d)	Distribution Services Agreement (broker-dealer) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008

	(e)	Form of Multiple Class Plan incorporated herein by reference to Post-Effective
Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

	(a)	To be filed by amendment.

(12)	An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

	(a)	To be filed by amendment.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

	(a)	Fund Accounting and Financial Administration Services Agreement, as amended,

dated October 1, 2007 between Lincoln Variable Insurance Products Trust and The Bank of New York Mellon (formerly, Mellon Bank, N.A.) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(b)	Fund Accounting and Financial Administration Oversight Agreement, as

6

amended, dated October 1, 2007 between Lincoln Variable Insurance Products Trust and Delaware Service Company, Inc. incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(c)	Form of Trademark License Agreement between Lincoln National Corporation and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post- Effective Amendment No. 12 (File No. 033-70742) filed on January 15, 2003.

	(d)	Form of Fund Participation Agreement, as amended, between The Lincoln

National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(e)	Form of Fund Participation Agreement, as amended, between Lincoln Life &
Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

	(f)	Fund Participation Agreement dated June 5, 2007, between Lincoln Variable

Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and First-Great West Life & Annuity Insurance Company (LVIP Baron Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(g)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable

Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and Nationwide Financial Services, Inc. (LVIP Baron Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(h)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable

Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and New York Life Insurance and Annuity Corporation (LVIP Baron Growth Opportunities Fund)incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(i)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable

Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors and RiverSource Life Insurance Company (LVIP Baron Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(j)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable

Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and Standard Insurance Company (LVIP Baron Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(k)	Administration Agreement, as amended, dated January 1, 2008 between Lincoln
Variable Insurance Products Trust and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the Securities Act of 1933, as amended (the "1933 Act" or "Securities Act");

7

	(a)	To be filed by amendment.

(15)	All financial statements omitted pursuant to Item 14(a)(1);

Not applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person been signed to the registration statement; and

	(a)	Powers of Attorney dated February 11, 2009 attached as Exhibit No. EX-99.16

(17)	Any additional exhibits which the Registrant may wish to file.

	(a)	Code of Ethics for Lincoln Variable Insurance Products Trust and Lincoln
Investment Advisors Corporation dated November 12, 2007 incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(b)	Code of Ethics for BAMCO, Inc. dated October 12, 2005 (LVIP Baron Growth
Opportunities Fund) incorporated herein by reference to Post-Effective Amendment 35 (File No. 033-70742) filed on April 17, 2007.

	(c)	Code of Ethics for Cohen & Steers dated October 7, 2007 (LVIP Cohen &
Global Real Estate Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(d)	Code of Ethics for Columbia Management Advisors, LLC dated July 1, 2007
(LVIP Columbia Value Opportunities Fund) incorporated herein by reference to Post- Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(e)	Code of Ethics for Delaware Investments dated August 2008 (LVIP Delaware

Bond, LVIP Delaware Growth and Income, LVIP Delaware Managed, LVIP Money Market, LVIP Delaware Social Awareness, and LVIP Delaware Special Opportunities Funds, LVIP Delaware Foundation Conservative Allocation Fund, LVIP Delaware Foundation Moderate Allocation Fund, LVIP Delaware Foundation Agressive Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 51 (File No.033-70742) filed on December 22, 2008.

	(f)	Code of Ethics for Janus Capital Group dated December 14, 2007 (LVIP Janus
Capital Appreciated Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(g)	Code of Ethics for Marsico Capital Management, LLC dated July 12, 2007
(LVIP Marsico International Growth Fund) incorporated herein by reference to Post- Effective Amendment No. 41 (File No. 033-70742) filed on April 15, 2008.

	(h)	Code of Ethics for MFS Management dated January 1, 2007 (LVIP MFS Value
Fund) incorporated herein by reference to Post-Effective Amendment No. 41 (File No 033-70742) filed on April 15, 2008.

	(i)	Code of Ethics for Mondrian Investment Partners Limited dated January 1,
(LVIP Mondrian International Fund) attached as Exhibit No. EX-99.17.i.

	(j)	Code of Ethics for Pyramis Global Advisors LLC (LVIP FI Equity-Income
incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033-

8

70742) filed on April 15, 2008.

(k) Code of Ethics for SSgA Funds Management, Inc. dated October 2005 (LVIP

SSgA S&P 500, LVIP SSgA Small-Cap, LVIP SSgA Bond, and LVIP SSgAInternational Index Funds, LVIP SSgA Large Cap 100, LVIP SSgA Small-Mid Cap 200, LVIP SSgA Developed International 150, and LVIP SSgA Emerging Markets 100 Funds) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 033- 70742) filed on April 15, 2008.

(l) Code of Ethics for T. Rowe Price Group, Inc. dated March 1, 2008 (LVIP T.
Rowe Price Structured Mid Cap Growth Fund, LVIP T. Rowe Price Growth Stock Fund) incorporated herein by referenced to Post-Effective Amendment No. 43 (File No. 033- 70742) filed on June 15, 2008.

(m) Code of Ethics for Templeton Global Advisors Limited effective July 2008
(LVIP Templeton Growth Fund, LVIP Global Income Fund) incorporated herein by reference to Post-Effective Amendment No. 53. (File No. 033-70742) filed on January 27, 2009.

(n) Code of Ethics for Turner Investment Partners, Inc. dated February 1, 2005
(LVIP Turner Mid-Cap Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-70742) filed on December 21, 2006.

(o) Code of Ethics for UBS Global Asset Management dated September 6, 2004
(Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-70742) filed on April 15, 2005.

(p) Code of Ethics for Wilshire Associates Incorporated dated January 2005

(Aggressive Profile Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Wilshire 2010, 2020, 2030, 2040 Profile Funds) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-70742) filed on April 15, 2005.

(q) Code of Ethics for Lincoln Financial Distributors, Inc. effective August 2007 incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 033- 70742) filed on April 18, 2008.

(r) Organizational Chart of Lincoln National Insurance Holding Company System
incorporated herein by reference to Post-Effective Amendment No. 27 filed on Form N-4 (File No. 333-61554) filed on October 24, 2008.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel

9

regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

10

SIGNATURES

     As required by the Securities Act of 1933, as amended, (the "1933 Act"), this Registration Statement has been signed on behalf of the Registrant in the City of Fort Wayne and the State of Indiana on the 6th day of March, 2009.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST By: /s/ Daniel R. Hayes Daniel R. Hayes President/Principal Executive Officer

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Daniel R. Hayes		President/Principal Executive Officer	March 6, 2009
Daniel R. Hayes
	*	Chairman of the Board and Trustee	March 6, 2009
Kelly D Clevenger

	*	Trustee	March 6, 2009
Michael D. Coughlin

	*	Chief Accounting Officer	March 6, 2009
William P. Flory, Jr.		(Principal Accounting Officer and Principal-Financial Officer)

	*	Trustee	March 6, 2009
Nancy L. Frisby

	*	Trustee	March 6, 2009
Elizabeth S. Hager

	*	Trustee	March 6, 2009
Gary D. Lemon

	*	Trustee	March 6, 2009
Thomas D. Rath

	*	Trustee	March 6, 2009
Kenneth G. Stella

11

	*	Trustee	March 6, 2009
David H. Windley

*By: /s/ Cynthia A. Rose Cynthia A. Rose as Attorney-in-Fact for each of the persons indicated (Pursuant to Powers of Attorney filed herewith)

12

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 EXHIBITS TO FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

13

INDEX TO EXHIBITS
(Lincoln Variable Insurance Products Trust)
Exhibit No.	Exhibit

EX.99.16.a	Powers of Attorney dated February 11, 2009

EX.99.17.i	Code of Ethics for Mondrian Investment Partners Limited dated January 1, 2007 (LVIP Mondrian International Fund)

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POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of LVIP Delaware Foundation® Moderate Allocation Fund, hereby constitute and appoint Kevin J. Adamson and Cynthia A. Rose, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacity the LVIP Delaware Foundation® Moderate Allocation Fund Registration Statement on Form N-14 with respect to the reorganization of Delaware VIP® Balanced Series, a series of Delaware VIP Trust, with and into LVIP Delaware Foundation® Moderate Allocation Fund, a series of Lincoln Variable Insurance Products Trust, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of February, 2009.

Signature

By /s/ Kelly D. Clevenger
Kelly D. Clevenger

By /s/ William P. Flory, Jr.
William P. Flory, Jr.

By /s/ Michael D. Coughlin
Michael D. Coughlin

By /s/ Nancy L. Frisby
Nancy L. Frisby

By /s/ Elizabeth S. Hager
Elizabeth S. Hager

By /s/ Daniel R. Hayes
Daniel R. Hayes

By /s/ Gary D. Lemon
Gary D. Lemon

By /s/ Thomas D. Rath
Thomas D. Rath

By /s/ Kenneth G. Stella
Kenneth G. Stella

Title Chairman of the Board, and Trustee Chief Accounting Officer (Chief Financial Officer) Trustee Trustee Trustee President and Trustee (Chief Executive Officer) Trustee Trustee Trustee

By /s/ David H Windley David H. Windley	Trustee

MONDRIAN INVESTMENT
PARTNERS
CODE OF ETHICS

Effective: January 2007

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	MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

	CONTENTS

		page
	Introduction	3
Section I	Summary of Restrictions and Requirements	4
Section II	Mondrian Investment Partners Employee Code of Ethics	7
Section III	Exemptions	16
Section IV	Insider Trading Policies and Procedures	18

Date September 27, 2004 February 01, 2005 September 01, 2005 January 01, 2007	Version Initial Code of Ethics First Amendments to Code of Ethics Second Amendment to Code of Ethics Third Amendment to Code of Ethics

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

INTRODUCTION

This Code of Ethics ”Code” covers all employees of Mondrian Investment Partners Limited and Mondrian Investment Partners (U.S.), Inc. (collectively “Mondrian”). The Code includes standards of business conduct that are expected of Mondrian employees, and that reflect Mondrian’s fiduciary duties. The Code requires compliance with applicable U.S. federal securities laws, and incorporates procedures to implement such compliance. The responsibility for maintenance and enforcement of the Code lies substantially with the Chief Compliance Officer. Any violations of the Code must be reported promptly to the Chief Compliance Officer.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

Section I

     Summary of
Restrictions and Requirements

Tables

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS
SECTION I

CODE OF ETHICS SUMMARY TABLE

ACTIVITY

			INVESTMENT	ACCESS
			PROFESSIONALS*	PERSONS*

A.	Blackout Periods

	1.	Trading is prohibited until the third trading day following the execution of a	x	x
Mondrian trade in that same Security.

	2.	Trading by the named Portfolio Manager of a U.S. Registered Investment	x
Company (“RIC”) is prohibited for seven calendar days before or after the execution of a trade in that same Security for that RIC.

B.	Preclearance

	1.	All transactions in Securities, including IPOs, must be precleared (see	x	x
Section III for certain exemptions).Preclearance requests should be submitted using the automated personal account dealing system PTA
Connect. Staff will be notified of approved or denied transactions via email.
Preclearance is generally only valid for twenty-four hours.

C.	Transactions

	1.	No more than twenty (20) Security transactions are permitted per calendar	x	x
month. This limit is applicable in aggregate to all Security transactions in which the covered person has a beneficial interest.

D.	Initial Public Offering

	1.	Purchasing any initial public offering without PRIOR written consent from the	x	x
Compliance Department is prohibited.

E.	Private Placement

	1.	Purchasing any private placement without PRIOR written consent from the	x	x
Compliance Department is prohibited.

	2.	You must notify the Compliance Department if you hold a private placement	x
of which the issuer is subject to investment consideration by Mondrian.

F.	Ban on Short-Term Trading Profits

	1.	All positions must be held for a period of 60 days, in aggregate, before they	x	x
can be closed at a profit. Any short term trading profits are subject to disgorgement procedures (see Section III for certain exemptions).

G.	Gifts & Entertainment; Charitable and Political Giving

	1.	All gifts and entertainment received that are valued at £10 ($15) or more	x	x
must be disclosed. Prior to accepting gifts or entertainment valued in excess of £100 ($150) you must obtain approval from the Chief Compliance Officer
(where practical).

	2.	All gifts and entertainment provided, regardless of value must be disclosed.	x	x
Prior to providing gifts or entertainment in excess of £200 ($300) you must obtain approval from the Chief Compliance Officer (where practical).

	3.	Staff are prohibited from using their personal charitable and/or political giving	x	x
to influence decision makers in a way that could directly benefit Mondrian.

*Applies not only to the employee but, but also to members of the same household. Refer to the full Code for complete details

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION I

H.	Service as a Director

	1.	You must receive PRIOR written approval from the Compliance Department	x	x
before you may serve on the board of directors, board of trustees or similar governing or oversight body of any company (public or private), charity, endowment, foundation or similar organisation.

REPORTING REQUIREMENTS TABLE

REPORTING REQUIREMENTS

			INVESTMENT	ACCESS
PROFESSIONALS* PERSONS*

A.	Disclosure of all Personal Holdings

	1.	All personal holdings must loaded onto PTA Connect within 10 days of	x	x
employment and reported annually thereafter.
A member of the Compliance team will initiate the process by creating an account on the system and providing training.

B.	Records of Securities Transactions

	1.	Employees must direct their broker(s) to forward confirmations of personal	x	x
transactions and monthly account statements to the Compliance Department.

	2.	Employees are required to complete a Personal Securities Transaction	x	x
declaration within 10 days of each quarter end using PTA Connect.

C.	Periodic Certification of Compliance with Code of Ethics

	1.	Employees must certify that they have read and understand the Code of	x	x
Ethics and have complied with all requirements of the Code. The certification will be completed on PTA Connect.
The frequency of these certifications will be determined by the Compliance
Department.

D.	Violations

	1.	Employees must report any violations of the Code promptly to the Chief	x	x
Compliance Officer.

*Applies not only to the employee but, but also to members of the same household. Refer to the full Code for complete details.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

Section II

Code of Ethics

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

A. CREDO

It is the duty of all Mondrian employees, officers and directors to conduct themselves with integrity, and at all times to place the interests of clients first. In the interest of this credo, all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility. The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

Mondrian is authorised and regulated by the Financial Services Authority in the UK and the Securities and Exchange Commission in the US. Both regulators set standards of ethical conduct which this Code is designed to adhere to. Furthermore, Rule 17j-1 under the US Investment Company Act of 1940 and Rule 204A-1 of the US Investment Advisers Act of 1940 (the “Rules”) make it unlawful for certain persons, including any employee, officer or director of an investment adviser, in connection with the purchase or sale by such person of a security held or to be acquired by a client account:

(1)	To employ any device, scheme or artifice to defraud;

(2)	To make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

(3)	To engage in any act, practice or course of business that operates or would operate as a fraud or deceit; or

(4)	To engage in any manipulative practice.

The Rules also require investment adviser firms to adopt a written code of ethics containing provisions reasonably necessary to prevent certain persons from engaging in acts in violation of the above standard. Investment adviser firms should also use reasonable diligence and institute procedures reasonably necessary to prevent violations of that code. Employees must report any violations of the Code promptly to the Chief Compliance Officer.

This Code of Ethics is being adopted by Mondrian in compliance with the requirements of the Rules and to effect the purpose of the Credo set forth above.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

B. DEFINITIONS: "Access Person"

means any Mondrian employee who has access to non-public information regarding clients’ securities transactions or who has access to non public information regarding a client’s portfolio holdings. This definition includes all staff who are not Investment Professionals e.g. client services and administrative staff. Those persons deemed to be Access Persons will be notified of this designation.

"Beneficial ownership"
shall be as defined in Section 16 of the US Securities Exchange Act of 1934 and the rules and regulations thereunder. Generally speaking, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a Security, is a "beneficial owner" of the Security. For example, a person is normally regarded as the beneficial owner of Securities held by members of his or her immediate family sharing the same household. Additionally, ownership of a Derivative constitutes beneficial ownership of the underlying Security itself.

“Broker”
means any entity with which an employee can establish a trading arrangement to facilitate the execution of a Security transaction including banks, dealers, internet trading facilities and spread betting service providers.

“Chief Compliance Officer”

means the person named as Chief Compliance Officer of Mondrian Investment Partners Limited.

"Control"
shall mean investment discretion in whole or in part of an account regardless of beneficial ownership, such as an account for which a person has power of attorney or authority to effect transactions.

“Derivative”
shall include futures, options, contracts for differences, spread betting or any other device that provides exposure to profits or losses from any financial instrument or index (NB: this is intended to cover a wide range of financial exposures e.g. it includes interest rates and currencies).

“Entertainment”
Attendance at an event (widely defined) given to/by a Mondrian staff member (including spouse or other guest) by/to a business related contact (including spouse or other guest) where the host would attend the event with the guest(s). Examples might include:

  A broker takes an Investment Professional to a sporting event – this may also include the provision of food and drink
  A custodian invites senior administration staff to join their staff at a sporting event e.g. a golf day
  Mondrian client services staff entertain a group of client representatives and their spouses to an evening meal and the theatre

NB: The following would not be classified as Entertainment 1) receipt of food and drink during a business meeting provided that the receipt of such is incidental to the purpose of the meeting or 2) meals as part of a business trip where the recipient and giver pay for a relatively equal share of such costs over the period of the trip.

“Gift”
An item of value given to/by a Mondrian staff member (including spouse or other guest) by/to a business related contact (including spouse or other guest). Examples might include:

  A company that Mondrian is researching gives a product sample to an Investment Professional for their personal use which they keep
  A broker gives a Trader a case of wine at Christmas
  A broker gives an Investment Professional tickets to a football match but does not attend
  A Mondrian Client Services Officer gives a client Trustee or a consultant tickets to a sporting event

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

“High Quality Short-Term Debt Instruments”
shall mean any instrument that has a maturity at issuance of less that 366 days and that is rated in one of the two highest rating categories by an internationally recognised statistical rating organisation.

"Investment Professional"
means any employee who, in connection with his/her regular functions or duties, makes or participates in, the making of investment decisions affecting a client. Investment Professional includes portfolio managers, research analysts and anyone that assists them directly in the execution of their duties e.g. implementation staff and assistant portfolio managers. Secretarial support staff working within the investment teams are not included in this definition.

“Managed Accounts”
 means an account that is professionally managed by a third party. Managed Accounts require pre-approval through the Compliance Department prior to starting up the account. The Compliance Department will consider the facts and circumstances of the account, including the functions and duties of the employees, when approving or denying such accounts. Trading in Managed Accounts is exempt from preclearance requirements. However, all trades still require reporting and duplicate statements and confirmations must be sent to the Compliance Department. Preclearance is only exempt for trades initiated by the third party. All trades initiated by the employee require preclearance.

"Mondrian”
means Mondrian Investment Partners Limited and Mondrian Investment Partners (U.S.), Inc.

“PTA Connect”
means the web-based system used by Mondrian to manage the approval, reporting and record keeping processes associated with personal account trading and Gifts and Entertainment.

"Security"
shall have the meaning as set forth in Section 2(a)(36) of the US Investment Company Act of 1940 which provides a very broad ranging definition of a security. In addition, the purchase, sale or exercise of a Derivative shall constitute the purchase or sale of the underlying Security or exposure.

The following instruments are excluded:

  securities issued or guaranteed by Supranationals and their agencies, any recognised government, and in the case of the government of the United States or any of its federal agencies, bankers' acceptances, bank certificates of deposit, commercial paper, High Quality Short-term Debt Instruments including repurchase agreements unit investment trusts (“UIT”) (but see below)
  shares of open-end registered investment companies (but see below)
  municipal fund securities (i.e. 529 Plans)

The following instruments are not excluded (and therefore are subject to the restrictions of this Code)

  mutual funds and unit investment trusts of which Mondrian is the adviser and/or sub-adviser, see Appendix A for a list of these Funds
  UK registered Investment Trusts
  open-end exchange traded funds and UIT exchange traded funds

Important Note: If you are uncertain as to whether a holding or position falls within the definition of a Security you should assume it is included unless advised otherwise by the Compliance Department.

“Security being "considered for purchase or sale" or "being purchased or sold"”
means when a recommendation to purchase or sell the Security has been made and communicated to the Trading Desk and with respect to the person making the recommendation, when such person seriously considers making, or when such person knows or should know that another person is seriously considering making, such a recommendation.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

C.	PROHIBITED ACTIVITIES

I.	The following restrictions apply to all Access Persons and Investment Professionals.

	(a)	No Access Person or Investment Professional shall engage in any act, practice or course of conduct, which would violate the provisions of the Rules set forth above.

	(b)	No Access Person or Investment Professional shall purchase or sell, directly or indirectly, any Security which to his/her knowledge is being actively considered for purchase or sale by Mondrian; except that this prohibition shall not apply to:

		(1)	purchases or sales that are non-volitional on the part of either the person or the account;

		(2)	purchases which are part of an automatic dividend reinvestment plan;

		(3)	purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

		(4)	other purchases and sales specifically approved by the Managing Director, with the advice of the General Counsel and/or the Chief Compliance Officer, and deemed appropriate because of unusual or unforeseen circumstances. A list of securities excepted will be maintained by the Compliance Department; and

		(5)	purchases or sales made by a third party in a Managed Account, provided that such purchases or sales do not reflect a pattern of conflict.

	(c)	No Access Person or Investment Professional may execute a buy or sell order for an account in which he or she has beneficial ownership or control until the third trading day following the execution of a Mondrian buy or sell order in that same Security.

	(d)	Despite any fault or impropriety, any Access Person or Investment Professional who executes a buy or sell for an account in which he/she has beneficial ownership or control either (i) before the third trading day following the execution of a Mondrian order in the same Security, or (ii) when there are pending orders for a Mondrian transaction as reflected on the open order blotter, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realised or unrealized, in the period from the date of the personal transaction to the end of the proscribed trading period. Payment of the amount forfeited shall be made by cheque or in cash to a charity of the person's choice and a copy of the cheque or receipt must be forwarded to the Compliance Department.

	(e)	Except for Managed Accounts meeting the provisions of Section I(b)(5) above, each Access Person's and each Investment Professional’s personal transactions or transactions for an account in which he/she has beneficial ownership or control must be precleared using the PTA Connect system. The request for preclearance must be submitted prior to entering any orders for personal transactions. Preclearance is generally only valid for 24 hours after the request is authorised and if the order is not executed within the 24 hour period, the preclearance request must be resubmitted. In certain circumstances, where the timing of the trade execution is outside of the control of the Access Person or Investment Professional, the Compliance Department may allow an extension to this period. Regardless of preclearance, all transactions remain subject to the provisions of (b), (c) and (d) above.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

(f)	Short term trading in Securities resulting in a profit is prohibited. All opening positions must be held for a period of 60 days, in the aggregate, before they can be closed at a profit. Any short term trading profits are subject to the disgorgement procedures outlined above and at the maximum level of profit obtained. The closing of positions at a loss within 60 days is not prohibited.

(g)	Access Persons and Investment Professionals are prohibited from purchasing any initial public offering without the PRIOR written consent of the Compliance Department. A separate approval form will need to be completed.

(h)	No Access Person or Investment Professional shall purchase any private placement without express PRIOR written consent by the Compliance Department. All private placement holdings are subject to disclosure to the Compliance Department.

(i)	No Access Person or Investment Professional shall operate a brokerage or other trading account(s) with an individual or combined net loss in any Derivative position of more than £25,000 ($40,000). Brokerage or other trading accounts with an individual or combined net loss of more that £20,000 ($30,000) should be reported to the Compliance department immediately. In relation to positions covered by assets held separately (i.e. not in the brokerage account which has a net loss position), the Chief Compliance Officer may permit an exemption from this requirement.

(j)	No Access Person or Investment Professional shall participate in online discussions related to Securities e.g. internet discussion boards or chat rooms by posting or encouraging others to post (however, Access Persons and Investment Professionals are not prohibited from passively reading such online discussions). This prohibition includes all Securities whether or not held by Mondrian clients.

(k)	Access Persons and Investment Professionals require PRIOR written approval from the Compliance Department before they may serve on the board of directors, board of trustees or similar governing or oversight body of any company (public or private), charity, endowment, foundation or similar organisation.

II.	In addition to the requirements noted in Section I, the following additional restrictions apply to all Investment Professionals.

	(a)	Investment Professionals that hold a private placement must receive permission from the Compliance Department prior to any participation by such person in Mondrian's consideration of an investment in the same issuer.

	(b)	No named Portfolio Manager of a U.S. Registered Investment Company (“RIC”) may execute a buy or sell order for an account for which he/she has beneficial ownership within seven calendar days before or after that RIC account, trades in that Security.

	(c)	Despite any fault or impropriety, any Investment Professional who executes a personal transaction within seven calendar days before or after a RIC account, for which they are a named Portfolio Manager, trades in that Security, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realised or unrealised, in the period from the date of the personal transaction to the end of the prescribed trading period. Payment of the amount forfeited shall be made by cheque or in cash to a charity of the person's choice and a copy of the cheque or receipt must be forwarded to the Compliance Department.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS SECTION II

D. GIFTS & ENTERTAINMENT; CHARITIABLE AND POLITICAL GIVING

I.	The following restrictions apply to all Access Persons and Investment Professionals.

	(a)	Gift and Entertainment Receipt:

(I)	Staff should not accept and retain Gifts or Entertainment valued between £10 ($15) and £100 ($150) without notifying the Chief Compliance Officer as soon as possible using the Gift Declaration Form (available under General Forms on the Legal & Compliance page of the Intranet).

(ii)	Staff should not accept and retain Gifts or Entertainment valued over £100 ($150) without obtaining the PRIOR consent of the Chief Compliance Officer or Managing Director using the Gift Declaration Form (where practical) (available under General Forms on the Legal & Compliance page of the Intranet).

(iii)	Mondrian may from time to time impose limits on the value of gifts or entertainment that individuals can receive and that Mondrian staff, in total, can accept from brokers or others over a set period of time. These will be separately notified to staff as and when necessary.

(b) Gift and Entertainment Giving:

	(i)	All Gifts and Entertainment to clients, consultants or other business related contacts must be reported (regardless of whether the staff member seeks reimbursement from Mondrian) using the relevant expense reimbursement forms/system.

	(ii)	Staff may not give Gifts or Entertainment valued in excess of £200 ($300) to clients, consultants or other business related contacts without the prior consent of the Chief Compliance Officer or Managing Director (where practical).

	(iii)	Mondrian may from time to time impose limits on the value of gifts or entertainment that individuals can give and that Mondrian staff, in total, can give to a particular party over a set period of time. These will be separately notified to staff as and when necessary.

(c)	Charitable and Political Giving.

Staff are prohibited from using their personal charitable and/or political giving to influence decision makers in a way that could directly benefit Mondrian (e.g. a Client Services Officer making a large donation to a charity supported by a consultant who may be influential in Mondrian’s appointment or retention by a client would not be permitted).

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

E.	REQUIRED REPORTS

I.	The following reports are required to be made by all Access Persons and Investment Professionals.

	(a)	Disclose brokerage or other trading relationships at employment and at the time of opening any new account. All brokerage accounts should be set-up on PTA Connect by the staff member.

	(b)	Direct their brokers to supply to the Compliance Department, on a timely basis, duplicate copies of all confirmations and statements for all brokerage or other trading accounts and Managed Accounts. (In the U.K., all contract notes and periodic statements). In the case of a brokerage relationship where a margin account is available (NB: this includes a spread betting account), the broker must supply the Compliance Department with a monthly statement.

	(c)	Each quarter, no later than the tenth day after the end of the calendar quarter, complete a Personal Security Transaction declaration using PTA Connect.

	(d)	All personal holdings must be loaded onto PTA Connect no later than 10 days following commencement of employment. A member of the Compliance team will provide instructions on system usage.

	(e)	Provide Annual Holdings reports containing information regarding all personal Securities holdings. This report must be current as of a date no more than 30 days before the report is submitted. The report should be submitted using PTA Connect.

	(f)	Quarterly Gift and Entertainment certifications must be submitted by the end of the month following each calendar quarter end. Certifications are to be submitted using PTA Connect.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

F.	ADMINISTRATIVE PROCEDURES

I.	The following administrative procedures shall apply.

	(a)	The Compliance Department of Mondrian will identify all Access Persons and Investment Professionals and will notify them of this classification and their obligations under this Code. The Compliance Department will also maintain procedures regarding the review of all reports required to be made under the Rules.

	(b)	The Compliance Department shall keep records of Access Persons’ and Investment Professionals’ holdings and transaction reports, the names of all Access Persons and Investment Professionals for the past five years, and records of decisions approving Access Persons’ and Investment Professionals’ acquisitions of IPO’s and private placements. The Compliance Department shall maintain copies of the Code of Ethics, records of Code violations and action taken as a result of Code violations, and copies of employees’ written acknowledgements of receipt of the Code. Such records shall be kept by the Compliance Department for five years in an easily accessible place, and for the first two years in Mondrian’s office premises.

	(c)	The Compliance Department shall perform periodic reviews of notifications and reports required to be made under the Rules, as part of its annual Compliance Monitoring Programme.

	(d)	The Compliance Department shall report to the Chief Operating Officer or Managing Director any apparent violations of the prohibitions or reporting requirements contained in this Code of Ethics. The Chief Operating Officer or Managing Director, will review the reports made and determine whether or not the Code of Ethics has been violated and shall determine what sanctions, if any, should be imposed in addition to any that may already have been imposed. Breaches of this Code of Ethics are considered to be a serious matter and can lead to disciplinary action, up to and including, dismissal.

	(e)	On a quarterly basis, a summary report of material violations of the Code and the sanctions imposed will be made to the Compliance Committee (a committee of the Board of Directors of Mondrian Investment Partners Limited). In reviewing this report, the Compliance Committee will consider whether the appropriate sanctions were imposed. When the Compliance Department finds that a transaction otherwise reportable above could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of the Rules, it may, in its discretion, lodge a written memorandum of such finding in lieu of reporting the transaction.

G.	GENERAL GUIDANCE

I.	The following general guidance shall apply.

	(a)	The value of Gifts and Entertainment should be determined using the following guidelines:

The full value of any entertainment package should be disclosed i.e. if an event includes food and beverages, they must be taken into account. Often the package will be provided by a corporate hospitality provider and there will be a total cost price available from the provider.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

  If no total value is provided, a best estimate which errs on the high side should be given.
  The market value of a gift should also be taken into account e.g. the face value of a FA Cup Final/Super Bowl ticket will be a lot lower than the market value.
  The value of any gift received by or given to a spouse or other guest must also be reported (for example if a broker provides and entertainment package and the Mondrian staff members brings their spouse, the value provided to the spouse must also be reported).
(b)	Stop loss arrangements may be put in place to limit exposure to loss in fast moving markets provided that:

they have been authorised on a trade by trade basis by the Chief Compliance Officer prior to requesting preclearance details of the stop loss limit are noted in the comments section of the PTA Connect preclearance request the stop loss limit is not adjusted during the life of the derivative position without a new preclearance being sought and approved

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION II

Appendix A – List of Mutual Funds subject to the Code of Ethics (as at January 1, 2007)

  BBH International Equity Fund
  Delaware Pooled Trust – The Emerging Markets Portfolio
  Delaware Pooled Trust – The Global Fixed Income Portfolio
  Delaware Pooled Trust – The International Equity Portfolio
  Delaware Pooled Trust – The International Fixed Income Portfolio
  Delaware Pooled Trust – The Labor Select International Equity Portfolio
  Frank Russell Investment Company – International Fund
  Frank Russell Investment Company – International Securities Fund
  Guidestone Funds Trust – The International Equity Fund
  Laudus International MarketMasters Fund
  Lincoln(UK) Emerging Markets Trust
  Lincoln (UK) Far East Trust
  Lincoln (UK) Income Trust
  Lincoln Variable Insurance Products Trust – International Fund
  Optimum Fund Trust - Optimum International Fund
  Russell Overseas Equity Fund
  Sovereign Overseas Equity Pool (a Russell Investment Program)
  TIFF Investment Program, Inc - TIFF International Equity Fund
  TIFF Investment Program, Inc - TIFF Multi-Asset Fund
  UBS PACE Select Advisors Trust – UBS PACE International Equity Investments
  UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

An up to date version of this list is maintained on the Legal and Compliance page of the Mondrian Intranet.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

Section III

Exemption List

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

The following are exempt from the 60-day minimum hold rule:

  Derivative positions on the following indices:
  Dow Jones Industrial Average
  S&P 500 Index
  S&P 100 Index
  NASDAQ 100 Index
  Russell 2000 Index
  EUROTOP 100 Index
  Financial Times Stock Exchange (FT-SE) 100 Index
  Derivative positions on commodities and currencies.
  Derivative positions on interest rates.
  Derivative positions on government bonds.

Please keep in mind that while you are not required to hold positions in the above instruments for 60 days, all other requirements of the Code of Ethics may still apply including the need to preclear and report transactions in these instruments and the maximum loss restriction.

The following are exempt from the preclearance rule:

  Derivative positions on the following indices:

  Dow Jones Industrial Average
  Financial Times Stock Exchange (FT-SE) 100 index
  S&P 500 Index
  Derivative positions that involve the following currencies:

  Sterling
  US Dollar
  Euro
  Japanese Yen

Please keep in mind that while you are not required to obtain preclearance to trade in the above instruments, all other requirements of the Code of Ethics may still apply including the need to report transactions in these instruments and the maximum loss restriction.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

Section IV

     Insider Trading
Policies and Procedures

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION IV

INSIDER TRADING POLICIES AND PROCEDURES

A. Introduction

Mondrian Investment Partners Limited and Mondrian Investment Partners (U.S.), Inc. (collectively “Mondrian”) and you, as a Mondrian employee, are regulated by certain laws governing insider trading. To protect both you and Mondrian from legal liability, Mondrian has prepared this Policy Statement on Insider Trading and Securities Fraud, which establishes specific standards that will facilitate your compliance with applicable legal requirements. The Policy Statement describes limitations, restrictions and procedures for transactions in securities and other instruments by Mondrian employees for themselves or for accounts over which they may have discretion or influence.

All employees are expected to be familiar with and to abide by this Policy Statement. From time to time, you may be asked to certify in writing that you understand and have complied with this Policy Statement. Supervisory officers should periodically reinforce the importance of this Policy Statement to employees under their supervision and point out provisions of particular relevance.

There may be limited circumstances that warrant a waiver to certain rules of this Policy Statement. Requests for any such waivers must be fully documented and approved in advance by the Managing Director with the advice of the General Counsel and Chief Compliance Officer. All waivers and violations of this Policy Statement must be reported promptly to the Insider Trading Committee.

If you have any questions about the Policy Statement, ask your supervisor or consult with the Compliance Department. If you suspect that there has been a violation of this Policy Statement, you should contact the Compliance Department. All such communications will be handled in a confidential manner.

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MONDRIAN INVESTMENT PARTNERS CODE OF ETHICS

SECTION IV

B. Definitions

Terms used in this Policy Statement are defined as follows:

Material Information:

Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell, or hold securities. Obviously, information that would affect the market price of a security would be material. A few examples of information that might be considered material:

  dividend increases or decreases;
  extraordinary borrowings or liquidity problems;
  a proposal or agreement for merger, acquisition, or divestiture;
  pending discoveries or developments such as new products or patents;
  a proposal to redeem securities;
  developments regarding a company’s senior management;
  information about major contracts or orders.

The above list is not intended to be exhaustive. All relevant circumstances must be considered in making a determination. If in doubt, you should treat the information as material and consult with Legal or Compliance.

Non-public information:

Information about a company is non-public if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and may be attributable, directly or indirectly, to the company or its insiders may be deemed nonpublic information. Information appearing in widely accessible sources - such as newspapers and the Dow Jones News Wire - becomes public relatively soon after publication but you should not assume that the information is immediately in the public domain; information appearing in less accessible sources - such as regulatory filings or analysts’ reports - may take 48 hours or more before it is deemed public. If you have any doubt about whether information meets the legal requirements for being public, consult with Legal or Compliance before taking any action.

Securities Fraud:

Securities fraud can occur in various ways and generally includes any act or practice which employs material non-public information to defraud another. For instance, engaging in personal transactions in securities with knowledge that they are being purchased or sold by a Mondrian Fund or managed separate account where an advantage might be gained as a result of these transactions is prohibited. This type of information is both confidential and proprietary and its use for personal gain through personal securities transactions is a violation of U.K. and U.S. federal securities laws.

Insider:

The concept of "insider" is broad. It includes officers, directors and employees of the company, which issued the securities in question. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and, in that capacity, is given access to information which is intended solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organisations. In addition, Mondrian may become a temporary insider of a company it advises or for which it performs other services. The U.S. Supreme Court has held that a company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

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Insider Trading:

Although not specifically defined in the federal securities laws, the term insider trading is generally used to refer to the use of material non-public information to trade in securities (in certain instances, whether or not one is an "insider") or the communication of material non-public information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

a.	Trading by an insider while in possession of material non-public information, or

b.	Trading by a non-insider while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

c.	Communicating material non-public inside information to others for personal profit or for the profit of another person .

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C. POLICY STATEMENT AND PENALTIES

Policy Statement

No officer, director or employee of Mondrian shall trade securities, either personally or on behalf of others, including investment companies and private accounts managed by Mondrian, while in the possession of material non-public information directly or indirectly acquired:

  from sources within the corporation whose securities are involved;
  in violation of law or breach of duty to such corporation; or
  otherwise in connection with any scheme, practice or device to commit a fraud involving the purchase or sale of securities.

In addition, no officer, director, or employee of Mondrian shall communicate such material non-public information to others.

This Policy Statement applies to every officer, director and employee and extends to activities within and outside their duties at Mondrian.

Every officer, director and employee must read and retain this Policy Statement. Any questions regarding this Policy Statement or the procedures described herein should be referred to Legal or Compliance.

This Policy Statement is designed to prevent the misuse of material non-public information in violation of the UK laws, FSA rules, US federal securities laws and the rules and regulations thereunder, including so-called "insider trading" and other unlawful and fraudulent practices. This Policy Statement is in addition to the policies under Mondrian's Code of Ethics.

Penalties for Insider Trading and Securities Fraud

Penalties for violating the Federal securities laws by trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and for their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties may include:

  civil injunction
  treble damages
  disgorgement of profit made or loss avoided
  jail sentences
  fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

Any violation of this Policy Statement can be expected to result in serious sanctions by Mondrian including dismissal of the person involved. In addition, all violations of criminal laws applicable to Mondrian are reported to the appropriate authorities for possible prosecution.

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D. PROCEDURES

The following procedures have been established to aid the officers, directors and employees of Mondrian in avoiding insider trading, and to aid Mondrian in preventing, detecting and imposing sanctions with respect to insider trading. Every officer, director and employee of Mondrian must follow these procedures or risk serious sanctions, including dismissal by Mondrian and the imposition of substantial personal liability and criminal penalties.

1. Identifying Prohibited Transactions

Before trading for yourself or others, including investment companies or private accounts managed or advised by Mondrian, in the securities of a company about which you may have what may be confidential or potential inside information, ask yourself the following questions:

a.	Is the information "inside" information? Has the information been acquired, directly or indirectly (i) from sources within the corporation whose securities are involved or (ii) in violation of the law or the breach of any duty to such corporation?

b.	Even if the information is not "inside" information, is it confidential and would its use in the transaction be a violation of trust, a breach of a duty owed to a third party, or operate as a fraud?

c.	Is the information material? Is this information that an investor would consider important in making his or her investment decision? Is this information that would materially effect the market price of the securities if generally disclosed?

d.	Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Financial Times, The Wall Street Journal or other publications of general circulation?

If after consideration of the above, you are not certain about whether the information is "inside" information, is material, and/or is non-public, or if you have questions as to whether the proposed transaction may involve the use of material non-public information (whether or not "insider" information) in a fashion which may operate as a fraud, unfairly disadvantage another or otherwise violate the securities laws, you should take the following steps:

a.	Bring the matter immediately to the attention of the Chief Compliance Officer and do not communicate the information to anyone else inside or outside Mondrian other than the Chief Compliance Officer.

c.	Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Mondrian.

The Chief Compliance Officer will promptly advise you as to what, if anything, you need to do. If deemed necessary, the Chief Compliance Officer may refer the matter to the Insider Trading Committee. After the Insider Trading Committee has reviewed the issue, you may be given further instructions. The members of the Committee are as follows:

Chief Compliance Officer Chief Operating Officer Chief Investment Officer Regional Research Director General Counsel

Committee decisions require approval by at least three of the above officers with at least one member from Legal/Compliance and one senior member from the Investment team.

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2. Restricting Access to Material Non-Public Information

Material, non-public information in your possession that you identify as "inside" or confidential information may not be communicated to anyone, including persons within Mondrian except as provided in Section II above and except that confidential information as to proposed transactions in the portfolios of the funds or advised accounts and proprietary research information properly acquired by Mondrian, its officers, directors and employees, may be communicated within Mondrian as required for the proper conduct of its business. In addition, care should be taken so that such information is secure. For example, files containing material non-public "inside" or confidential information should be sealed and access to computer files containing such information should be restricted.

3. Resolving Issues Concerning Insider Trading

If, after consideration of the items set forth in Section II above, doubt remains as to whether information is "inside" information, confidential, material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the Chief Compliance Officer before trading or communicating the information to anyone.

4. Restricted List

In order to facilitate compliance with this Policy Statement, Mondrian maintains a Restricted List. The Restricted List identifies companies whose securities have tight restrictions on their trading and recommendation to others by Mondrian employees. This list is also used to monitor trading by Mondrian employees when Mondrian is in possession of certain information.

The Restricted List contains the names of companies whose securities are restricted from trading by ALL Mondrian accounts and/or employees. These securities cannot be purchased, sold, or recommended by any employee and are usually on the list for a specified time period.

Although the reasons for including a company on the Restricted List may vary, a company with publicly traded securities should be considered for inclusion in situations that present a conflict of interest (real or perceived) or where certain personnel are expected to have non-public information about a company. Examples of situations when a company should be put on the Restricted List are:

  A company is permanently on the Restricted List when an Investment Professional is a member of the company’s board.
  Companies about which Mondrian possesses material non-public inside information.

The Compliance Department is responsible for maintaining the Restricted List

Employees should notify the Chief Compliance Officer of all companies that should be added to the list. If you are not sure about whether a situation warrants a company being put on the list, please consult with the Chief Compliance Officer.

The Compliance Department will check preclearance requests for issuers on the Restricted List.

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E. SUPERVISORY PROCEDURES, PREVENTION AND DETECTION

Supervisory Procedures

The role of Legal and Compliance is critical to the implementation and maintenance of Mondrian's policies and procedures against insider and other fraudulent trading practices. Supervisory Procedures can be divided into two classifications – prevention and detection.

Prevention of Improper Trading

Prevention of improper trading in securities requires that Mondrian establish, maintain and enforce appropriate policies, and that all personnel be aware of and understand these policies, the seriousness with which they are viewed and enforced and the potential sanctions for their violation.

To that end, the Insider Trading Committee will:

a.	familiarise officers, directors and employees with Mondrian's policies and procedures.

b.	answer questions regarding Mondrian's policy and procedures described in this Policy Statement.

c.	resolve issues as to whether information received "inside" or in confidence is material and/or non-public.

d.	review on a regular basis and update as necessary Mondrian's policy and procedures.

e.	when it has been determined that an officer, director or employee of Mondrian has material non-public "inside" or confidential information,

(1) implement measures to prevent dissemination or misuse of such information, and

(2) if necessary, restrict officers, directors and employees from trading the securities.

Detection of Improper Trading

To prevent the misuse in violation of the relevant UK and US federal securities laws and the rules and regulations thereunder, of material non-public information by Mondrian or persons associated with Mondrian, the Compliance Department reviews and compares the securities transactions of advised accounts (both fund and separate accounts) with transactions of employees to detect instances where an employee may have taken advantage of confidential information relating to current or proposed transactions by the funds and accounts, for the employee's own personal gain.

It should be noted that it is not a violation of Mondrian's policy or a breach of an employee's fiduciary duty to Mondrian to purchase or sell securities for the employee's own account while in possession of proprietary research information properly acquired by Mondrian, its officers, directors or employees, provided that the purchase or sale does not otherwise violate Mondrian's Policy Statement on Insider Trading and Securities Fraud or any other part of Mondrian's Code of Ethics.

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